SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GASTAR EXPLORATION LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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GASTAR EXPLORATION LTD.

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

NOTICE OF THE 2007 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

FRIDAY, JUNE 1, 2007

TO OUR SHAREHOLDERS:

The 2007 Annual General and Special Meeting of the Shareholders (the “Annual Meeting”) of Gastar Exploration Ltd., an Alberta, Canada corporation, will be held on Friday, June 1, 2007, 10:00 a.m. (central time), at the Four Seasons Hotel at 1300 Lamar Street, Houston, Texas. At the Annual Meeting, shareholders will consider and vote on the following matters:

1.	To fix our Board of Directors at five members;

2.	To elect five members to our Board of Directors for the ensuing year;

3.	To ratify the Audit Committee’s appointment of BDO Seidman, LLP, as our independent registered public accountants for the year ending December 31, 2007;

4.	To approve, by an ordinary resolution, amendments to our Bylaws to clarify the indemnification rights of directors and officers;

5.	To approve, by a special resolution, an amendment to our Articles to add preferred shares to the authorized capital of the Company; and

6.	To transact any such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Shareholders who are unable to attend the Annual Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

The specific details of the matters proposed to be dealt with at the Annual Meeting are set forth in the Proxy Statement accompanying this notice. Our audited consolidated financial statements and the auditor’s report for the year ended December 31, 2006 and other information concerning us is included in our Annual Report on Form 10-K for the year ended December 31, 2006, which is included in our 2006 annual report to shareholders, a copy of which accompanies this notice. The 2006 annual report to shareholders and this notice are being mailed to registered shareholders on or about May 4, 2007. Copies of the 2006 Annual Report on Form 10-K and this notice are also available at the Securities and Exchange Commission at www.sec.gov or on SEDAR at www.sedar.com.

A shareholder of Gastar who dissents from the special resolution to approve an amendment to our Articles to add preferred shares to the authorized capital of the Company is entitled to be paid the fair value of his or her shares in accordance with Section 191 of the Business Corporations Act (Alberta), For further information, refer to “Right to Dissent” in the Proxy Statement.

Only holders of record of our common shares at the close of business on April 27, 2007 (the “record date”) are entitled to notice of and to attend the Annual Meeting or any adjournment(s) thereof and to vote.

If you are a shareholder whose common shares are registered in your name and are unable to attend the Annual Meeting in person, please date and sign the enclosed form of proxy and return it in the enclosed envelope. In order to be valid and acted upon at the Annual Meeting, forms of proxy must be received by our registrar and transfer agent, CIBC Mellon Trust Corporation, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9, at least 24 hours before the time of the Annual Meeting or any adjournment thereof, excluding weekends and holidays.

If you are a shareholder whose common shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial holder” of shares held in street name. As the beneficial holder, you received these materials through your broker or through another intermediary. As the beneficial holder, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions provided.

DATED this 30th day of April 2007.

BY ORDER OF THE BOARD OF DIRECTORS

J. RUSSELL PORTER
J. Russell Porter Chairman, President and Chief Executive Officer

Gastar Exploration Ltd.

1331 Lamar Street, Suite 1080

Houston, Texas 77010

PROXY STATEMENT FOR

THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

Friday, June 1, 2007

This Proxy Statement contains information about the 2007 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Gastar Exploration Ltd. The Annual Meeting will be held on Friday, June 1, 2007, 10:00 am (central time), at the Four Seasons Hotel at 1300 Lamar Street, Houston, Texas.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Gastar Exploration Ltd., which is also referred to as “Gastar”, the “Company”, “we”, “us” or “our” in this proxy statement. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of the matters set forth in the notice of the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is exercised by giving our secretary written notice to that effect.

Our annual report to shareholders for the year ended December 31, 2006 is being mailed to shareholders with the mailing of these proxy materials on or about May 4, 2007.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder upon request to Gastar Exploration Ltd., Attention: J. Russell Porter, President and Chief Executive Officer, 1331 Lamar Street, Suite 1080, Houston, Texas 77010.

i

VOTING INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will consider and vote on the following matters:

1.	To fix our Board of Directors at five members;

2.	To elect five members to our Board of Directors for the ensuing year;

3.	To ratify the Audit Committee’s appointment of BDO Seidman, LLP as our independent registered public accountants for the year ending December 31, 2007;

4.	To approve, by an ordinary resolution, amendments to our Bylaws to clarify the indemnification rights of directors and officers;

5.	To approve, by a special resolution, an amendment to our Articles to add preferred shares to the authorized capital of the Company; and

6.	To transact any such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Who can vote?

To be able to vote, you must have been a shareholder of record at the close of business on April 27, 2007 (the “record date”). Shareholders of record on the record date are entitled to vote on each proposal at the Annual Meeting. As of the record date, there were 195,341,375 common shares outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

How many votes do I have?

Each of our common shares that you own on the record date entitles you to one vote on each matter that is properly brought before the Annual Meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

What constitutes a quorum and voting?

A quorum of shareholders is necessary for a valid Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is the presence of a holder or holders of 5% of the total outstanding common shares entitled to vote at the Annual Meeting, either present in person or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining the presence of a quorum.

If a quorum is present at the Annual Meeting, the affirmative vote by the holders of a majority of common shares present and voting is required to fix the Board at five members. With respect to the election of the Board, the five director nominees who receive the greatest number of votes cast by common shares present in person or by proxy and entitled to vote shall be elected as directors. The affirmative vote by the holders of a majority of common shares present and voting is required to ratify the appointment of BDO Seidman, LLP, as our independent registered public accountants for 2007, provided such common shares voting affirmatively also constitute a majority of the number of common shares required for a quorum. The affirmative vote by the holders of a majority of common shares present and voting is required to approve amendments to our Bylaws, provided such common shares present in person or by proxy and entitled to vote also constitute at least 33 1/3% of the number of outstanding common shares eligible to vote at the Annual Meeting. A special resolution of shareholders is required to approve amendments to our Articles that authorize us to issue preferred shares. A special resolution requires 66 2/3% of those present at the Annual Meeting to vote in favor of the special resolution.

How do I vote?

If you are the record holder of your common shares, you may vote in one of two ways. You may vote by submitting your proxy by mail, or you may vote in person at the Annual Meeting.

You may vote by mail

You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed envelope. The common shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the common shares you own will be voted in accordance with the recommendations of our Board of Directors. In order to be valid and acted upon at the Annual Meeting, forms of proxy must be received by our registrar and transfer agent, CIBC Mellon Trust Corporation, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9, at least 24 hours before the time of the Annual Meeting or any adjournment thereof, excluding weekends and holidays.

You may vote in person

If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting.

Can I change my vote after I have mailed my proxy card?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by doing any one of the following things:

•	Signing another proxy with a later date;

•	Giving our secretary a written notice before or at the Annual Meeting that you want to revoke your proxy; or

•	Voting in person at the Annual Meeting.

Your attendance at the Annual Meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your common shares, is required to vote your shares according to your instructions. In order to vote your common shares, you will need to follow the directions your bank or brokerage firm provides you.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	“FOR” fixing the Board of Directors at five members;

•	“FOR” the election of each of the five nominees to serve as directors on the Board of Directors;

•	“FOR” the ratification of the Audit Committee’s appointment of BDO Seidman, LLP, as our independent registered public accountants for the year ending December 31, 2007;

•	“FOR” the approval of amendments to our Bylaws; and

•	“FOR” the approval of an amendment to our Articles to add preferred shares to the authorized capital of the Company.

Will any other business be conducted at the Annual Meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the persons named in the proxy card that accompanies this proxy statement, whether you submit your proxy in person or by mail will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the second quarter of 2007, which we expect to file with the Securities and Exchange Commission in August 2007.

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. Our directors, officers and regular employees may solicit proxies by telephone, email and personal interviews without additional remuneration. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common shares that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.

INFORMATION ABOUT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The Board of Directors is presently composed of five members: J. Russell Porter, Abby F. Badwi, Thomas L. Crow, Richard A. Kapuscinski and John M. Selser Sr. Messrs. Badwi, Crow, Kapuscinski and Porter were elected directors at the Company’s 2006 Annual Meeting of Shareholders. On March 30, 2007, Mr. Selser was elected by the Board of Directors by unanimous vote to serve as a director until the 2007 Annual Meeting of Shareholders. Messrs. Badwi, Crow, Kapuscinski and Porter have been nominated to stand for reelection. Mr. Selser has been nominated to stand for election. Biographical information about each nominee can be found beginning on page 27 in connection with “Proposal 2. Election of Directors.” Biographical information about certain of our officers (other than Mr. Porter) is set forth below.

Name	Age	Position
J. Russell Porter*	45	Chairman, President, Chief Executive Officer, Chief Operating Officer
Michael A. Gerlich**	52	Vice President and Chief Financial Officer
Henry J. Hansen	51	Vice President of Land
Frederick E. Beck, PhD	47	Vice President of Drilling
R. David Rhodes	48	Vice President of Completion and Production
Sara-Lane Sirey	38	General Corporate Canadian Counsel and Corporate Secretary

*	Named executive officer. Biographical information about Mr. Porter appears on page 27.
**	Named executive officer.

Michael A. Gerlich joined Gastar in May 2005, as Vice President and Chief Financial Officer. From 1994 until joining Gastar, Mr. Gerlich served as Senior Vice President – Accounting and Finance for Calpine Natural Gas L.P., formerly known as Sheridan Energy, Inc., where he served as Vice President and Chief Financial Officer. Over a 10 year period prior to joining Sheridan Energy, Mr. Gerlich held various accounting and finance positions with Trinity Resources, Ltd., with his last position being Executive Vice President and Chief Financial Officer. Mr. Gerlich was also with a Big Four accounting firm, where the focus of his practice was with energy related clients. Mr. Gerlich is a Certified Public Accountant and graduated with honors from Texas A&M University with a bachelor degree in accounting.

Frederick E. Beck, PhD joined Gastar in April 2002, as Vice President of Drilling. Dr. Beck has over 25 years of diversified experience in the oil and gas business. He has held positions with a major operator as a drilling engineer and drilling supervisor and as an assistant professor of petroleum engineering at the New Mexico School of Mines. From 1996 and prior to joining Gastar as Vice President of Operations, Dr. Beck was Vice President of the turnkey drilling division of Nabors Drilling USA LP. Dr. Beck holds a B.S. degree in Geology, Master of Science degree in Petroleum Engineering and Doctor of Philosophy Degree in Petroleum Engineering, all from Louisiana State University in Baton Rouge, Louisiana.

R. David Rhodes joined Gastar in March 2006, as Vice President of Completion and Production. Mr. Rhodes has over 25 years of petroleum engineering experience, focused primarily in the supervision and management of completion and production operations. Prior to joining Gastar, he managed Oil & Gas Operations and Consulting, Inc., an independent consulting firm he established in May 2001. There he worked as a petroleum engineering consultant for numerous natural gas and oil operators including Gastar. From 1984 to 2001, Mr. Rhodes held various engineering and management/supervisory positions at Marathon Oil Company (formerly Texas Oil & Gas Company). His last position was Operations Manager for East Texas and Northern Louisiana. Mr. Rhodes holds a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.

Henry J. Hansen joined Gastar in September 2005, as Vice President of Land. Prior to joining Gastar, Mr. Hansen was Rocky Mountain Land Manager with El Paso Corporation from 1999 until January 2003. He returned to El Paso Corporation in June of 2004, where he was senior landman until joining Gastar in September 2005. Mr. Hansen graduated from the University of Texas at Austin, Texas with a Bachelor of Business Administration.

Sara-Lane Sirey, LLB is an attorney in private practice, who has served as the Corporate Secretary of Gastar and General Corporate Canadian Counsel since May 2000. From July 1993 to April 2001, she served as an attorney at the law firm of Armstrong Perkins Hudson LLP (formerly Ogilvie and Company) in Calgary, Alberta, Canada, becoming a partner in 1999. Focusing on corporate/securities law, she has acted for issuers, in all industry segments, in Canada, the United States and internationally, focusing on corporate reorganizations, commercial transactions and initial public offerings of junior emerging companies as well as equity and debt financings, mergers and acquisitions and commercial transactions of senior established companies. Ms. Sirey obtained her Bachelor of Laws degree at the University of Saskatchewan.

CORPORATE GOVERNANCE

The Board of Directors believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Company of its corporate governance practices.

This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101 and the applicable listing standards of the American Stock Exchange.

Board Mandate

The Board has no written mandate at this time but is generally responsible for managing the business affairs of the Company. The primary responsibility of the Board is to promote the best interests of the Company and its shareholders. This responsibility includes: (i) approving annual capital expenditure budgets and general and administrative expense budgets and reviewing fundamental operating, financial and other corporate plans, strategies and objectives; (ii) outlining key operating parameters including debt levels and ratios; (iii) evaluating the performance of the Company and senior management; (iv) determining, evaluating and fixing the compensation of executive officers; (v) adopting policies of corporate governance and conduct; (vi) considering risk management matters; (vii) reviewing the process of providing appropriate financial and operational information to Shareholders and the public generally; and (vii) evaluating the overall effectiveness of the Board. The Board explicitly acknowledges its responsibility for the stewardship of the Company. The Board reviews with management matters of strategic planning, business risk identification, succession planning, communications policy and integrity of internal control and management information systems. The Board fulfils its responsibilities through regular meetings.

Board of Directors

Our Board of Directors is comprised of five members whose names and committee memberships are set forth below. Our Board of Directors has determined that a majority of the members of the Board of Directors have no material relationship with the Company (either directly or as partners, shareholders or officers of an organization that has a relationship with the Company) and are independent within the meaning of the American Stock Exchange and of National Instrument 58-101 director independence standards. Mr. Porter, as our President and Chief Executive Officer, is not considered to be independent. Furthermore, the Board has determined that each of the members of the Audit Committee, the Remuneration Committee, the Nomination and the Governance Committee has no material relationship to the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the American Stock Exchange and of National Instrument 58-101 director independence standards.

Name and Position	Independence	Committee Membership
J. Russell Porter, Chairman, President and Chief Executive Officer	No	—

Abby F. Badwi, Director	Yes	Governance *
Audit *
Remuneration *
Nomination *
Reserve *

Thomas L. Crow, Director	Yes	Governance
Audit
Remuneration
Nomination
Reserve

Richard A. Kapuscinski, Director	Yes	Governance
Remuneration
Nomination
Reserve

Thomas E. Robinson, former Director (1)	No	—

Matthew J.P. Heysel, former Director (2)	Yes	—

John M. Selser Sr.	Yes	Governance
Audit
Remuneration
Nomination
Reserve

*	Indicates chairmanship of committee.

(1)	Mr. Robinson resigned as our Chairman of the Board effective August 1, 2006. Mr. Robinson is the president of Geostar Corporation, a related party. During his time as Chairman and a member of our Board of Directors, Mr. Robinson was not a member of any of the committees of the Board of Directors.
(2)	While a member of our Board of Directors, Mr. Heysel was member of the Audit Committee, Governance Committee and Remuneration Committee. Mr. Heysel did not stand for re-election at the 2006 Annual and Special Meeting of Shareholders held June 1, 2006.

Meetings

The Board meets a minimum of four times per year. In addition, the Board meets at such other times as may be required if it is not possible to deal with the Company’s business at a regularly scheduled quarterly meeting.

The Board facilitates its independent supervision over management in a number of ways including by holding regular meetings at which members of management or non-independent directors are not in attendance and by retaining independent consultants where it deems necessary.

Other Directorships

The following table gives details of the directorships upon other reporting issuers which each director currently maintains:

Name of Director	Directorships of Other Reporting Issuers
J. Russell Porter	None
Abby F. Badwi	Rally Energy Corp. Arpetrol Inc. Sustainable Energy Technologies Ltd. Fairmount Energy Inc.
Thomas L. Crow	None
John M. Selser Sr.	None
Richard L. Kapuscinski	None

Orientation and Continuing Education

When new directors are appointed, they receive orientation, commensurate with their previous experience, on the Company’s properties, business, operations and industry and on the responsibilities of directors. Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business. New directors are provided with access to recent, publicly filed documents of the Company, technical reports and internal financial information and given copies of all Board minutes and corporate governance materials. Directors are encouraged to ask questions and communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in the legislation.

Nomination of Directors

The Board has delegated the responsibility of identifying new candidates to the Nomination Committee. The process and responsibility of the Nomination Committee is set forth below under the heading “Committee Information—Nomination Committee” on page 8.

Compensation

The Board has delegated the responsibility of determining compensation strategies for the Company and recommending the forms and amounts of compensation for directors, officers, consultants and employees to the Remuneration Committee. Please refer to the disclosure under the heading “Committee Information—Remuneration Committee” on page 10.

Position Descriptions

The Board of Directors has not yet developed written position descriptions for the chair of the Board of Directors or the chair of the committees of the Board of Directors. The terms of reference for and members of each committee assist in delineating the roles and responsibilities of each committee’s chair.

The roles and responsibilities of the Chief Executive Officer are established each year through the discussion and recommendation between the Chief Executive Officer, the remuneration committee and the Board of Directors. The roles and responsibilities of the Chief Executive Officer are reviewed, discussed and further defined on an ongoing basis through meetings of the Board of Directors and the committees of the Board of Directors.

Lead Director

Mr. Badwi acts as lead director of the Board of Directors. As lead director, Mr. Badwi is responsible for ensuring the appropriate organization, content and flow of information to the Board of Directors, that all concerns of the directors are addressed and that the Board of Directors acts independently of the Company’s management.

Board Evaluations/Assessments

The Company has established procedures and surveys for assessing and evaluating the performance of the Board of Directors. The surveys completed by each director are summarized and discussed by the Board of Directors as a whole with the objective of making changes to policies or procedures to address comments aimed at greater Board of Directors effectiveness.

Code of Ethics

We adopted a Code of Ethics for senior management including our principal executive officer and principal financial officer on December 15, 2005. A copy of our Code of Ethics is available on our internet website at www.gastar.com. A copy of our Code of Ethics will be provided to any person without charge, upon request. Such requests should be directed to J. Russell Porter, President and Chief Executive Officer, 1331 Lamar Street, Suite 1080, Houston, Texas 77010.

Communications with the Board

Shareholders or other interested parties may send communications to the Board of Directors by writing through the Secretary of the Company at 1331 Lamar Street, Suite 1080, Houston, Texas 77010. The Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Comments or complaints relating to our accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee. The Audit Committee has procedures for (a) receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Attendance at the Annual Meeting of Shareholders

The Company has not adopted a formal policy in relation to director attendance at annual meetings of shareholders. In 2006, Mr. Porter attended the Company’s General and Special Meeting of Shareholders.

COMMITTEE INFORMATION

Each of the following Committees have Terms of Reference approved by the Board of Directors, which provide descriptions of the role of the Chairman of such committee and the roles and responsibilities of the Committee as a whole. The Terms of Reference function as a charter for the respective committees and are available on our internet website at www.gastar.com.

Nomination Committee

In March 2006, the Board of Directors established a Nomination Committee. The role of the Nomination Committee is to assist the Board of Directors in ensuring that the Board of Directors is comprised of individuals who are best able to discharge the responsibilities of directors, having an understanding of our industry, stage of growth, the law and the highest standards of governance. The tasks and responsibilities of the Nomination Committee are defined in its Terms of Reference, which was approved by the Board of Directors. The Nomination Committee is comprised of Mr. Badwi (Chairman) and Messrs. Crow, Kapuscinski and Selser.

The Board does not currently have a policy relating to consideration of director nominees by our shareholders. The Board may consider such a policy in the future. At present, the Board believes that the Nomination Committee is in the best position to identify and evaluate director candidates. New candidates are identified by the Nomination Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan of the Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) the strategic direction of the Company. From time to time the Nomination Committee has used a third party to assist it in identifying and evaluating potential director candidates.

Corporate Governance Committee

The Corporate Governance Committee is comprised of Mr. Badwi (Chairman) and Messrs. Crow, Kapuscinski and Selser. It has the responsibility of monitoring our overall approach to corporate governance issues which include:

•	Responding to governance recommendations or guidelines from various regulatory authorities;

•	Ensuring that there are adequate policies and procedures in effect to allow us to meet all continuous disclosure requirements; and

•	Ensuring that adequate policies and procedures are in effect to identify and manage principal risks of our business; and reviewing annually our strategic planning process.

Audit Committee

Composition

The Audit Committee currently is comprised of Mr. Badwi (Chairman), and Messrs. Selser and Crow, each of whom is independent under the rules of the American Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended. In accordance with its Terms of Reference, the Audit Committee examines and reviews on behalf of the Board of Directors, internal financial controls, financial and accounting policies and practices, the form and content of financial reports and statements, and the work of the external auditors. The Audit Committee has the responsibility for hiring, overseeing and terminating the independent accountants and determining the compensation of such accountants. The Chief Financial Officer attends the meetings of the Audit Committee by invitation.

Relevant Education and Experience

The following summarizes relevant experience and education of the Audit Committee members:

Mr. Badwi, Audit Committee Chairman, is designated as the “audit committee financial expert”, as that term is defined under Securities and Exchange Commission rules. Through experience actively supervising a principal financial officer, principal accounting officer, controller or persons performing similar function, he has an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles, experience preparing, auditing, analyzing or evaluating financial statements, and understanding of internal controls over financial reporting, an understanding of audit committee functions and other relevant experience. He obtained a B.Sc. in Geology and Chemistry from University of Alexandria, Egypt in 1969 and a Management Development Certificate (Professional Engineers, Geologists and Geophysicists Program) from University of Calgary in 1985 (this program included courses in accounting principles and financial accounting). As current and past president and chief executive officer, director and audit committee member of several Canadian public and private companies, Mr. Badwi has been closely involved in reviewing, analyzing and evaluating financial statements (including the preparation and implementation of internal controls and procedures and the analysis of financial statements for the purposes of acquisitions or mergers).

Mr. Crow, Audit Committee member, was the President of Cobra Golf Inc. (NASDAQ) from 1973 to 1994 and served as Vice President from 1994 to 1996 when Cobra Golf Inc. was acquired to be a subsidiary of Fortune Brand Inc. ( significant NYSE conglomerate). Mr. Crow continued to be Chairman Emeritus of Cobra Golf Inc. from 1997 to 2002. Mr. Crow is currently an independent businessman experienced in reviewing, analyzing and evaluating financial statements.

Mr. Selser, Audit Committee member, has been a partner at Maple Leaf Partners, a Baton Rouge, Louisiana based hedge fund since 2003. From 1992 to 2002 Mr. Selser was an energy equity analyst for several sell-side firms during which time frame he covered independent exploration and production companies, integrated oil companies, refiners, coal and shipping. From 1984 to 1991, Mr. Selser was a drilling and reservoir engineer for a major oil and gas company. Mr. Selser holds a Bachelor of Science in both Civil Engineering and Petroleum Engineering from Louisiana State University, Baton Rouge, Louisiana, and a Masters of Business Administration from Tulane University, New Orleans, Louisiana.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed fiscal year has the Company relied on the exemptions in section 2.4 (De Minimus Non-audit Services), section 3.2 (Initial Public Offerings), section 3.4 (Events Outside Control of Member), section 3.50 (Death, Disability or Resignation of Audit Committee member) or Part 8 (Exemptions) of Canadian Multilateral Instrument 52-110 (“MI 52-110”).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6

At no time since the commencement of the Company’s most recently completed fiscal year has the Company relied on the exemption in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances) of MI 52-110.

Reliance on Section 3.8

At no time since the commencement of the Company’s most recently completed fiscal year has the Company relied on Section 3.8 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Audit Committee Charter

A copy of the Terms of Reference for the Audit Committee, which functions as its charter, is attached to this Proxy Statement as Appendix A.

Audit Committee Report

The Audit Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Audit Committee’s responsibilities are more fully described in its Terms of Reference. The Company’s management is responsible for preparing the financial statements of the Company and the independent auditors are responsible for auditing those financial statements. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met three times in person and one time by written resolution during the year ended December 31, 2006.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2006 and discussed them with management and BDO Seidman, LLP, the Company’s independent registered public accountants. The Committee discussed and reviewed with BDO Seidman, LLP all matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. all Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3600T, and has discussed with BDO Seidman, LLP its independence from the Company and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2006.

GASTAR EXPLORATION LTD.

AUDIT COMMITTEE

Abby F. Badwi

Thomas L. Crow

John M. Selser Sr.*

This report of the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act.

*	Mr. Selser became a member of our Board of Directors on March 30, 2007 and was appointed to the Audit Committee at that time. He was not a member of the Audit Committee when the actions referred to in this Audit Committee Report were taken.

*    *    *

Remuneration Committee

Executive compensation is the responsibility of the Remuneration Committee. The Remuneration Committee operates under a written charter, or the “Terms of Reference,” adopted by the Board of Directors. Messrs. Badwi, Crow, Kapuscinski and Selser are members of the Board of Directors and the Remuneration Committee. Mr. Badwi is the Remuneration Committee Chairman. Each member of the Remuneration Committee qualifies as an independent director under the American Stock Exchange listing standards and National Policy 58-201.

The aim of the Remuneration Committee is to award and compensate officers and employees in a manner which provides incentives for the enhancement of shareholder value, for the successful implementation of the Company’s business plan and for continuous improvement in corporate and personal performance. The compensation program is based on a pay-for-performance philosophy and consists of three components: base salary, annual incentive (bonus) paid in cash and long-term equity based incentive.

The Remuneration Committee reviews and recommends the compensation philosophy and guidelines for the Company which include reviewing the compensation philosophy and guidelines (a) for executive management, for recommendation to the Board for its consideration and approval, and (b) relating to all employees, including annual salary and incentive policies and programs, and material new benefit programs, or material changes to existing benefit programs.

The Remuneration Committee reviews on an annual basis the cash compensation, performance and overall compensation package for each executive officer. It then submits to the Board recommendations with respect to the basic salary, bonus and participation in share compensation arrangements for each executive officer. Receiving recommendations from management for the 2006 and 2007 salaries for Executive Management and employees of the Company, the Remuneration Committee made its recommendations to the Board for approval. In conducting its review of management’s recommendations, the Remuneration Committee was satisfied that all recommendations complied with the Remuneration Committee’s philosophy and guidelines. Additionally the Remuneration Committee at the request of the Board, has undertaken to retain a firm to prepare a summary regarding current executive compensation environment practices in today’s market and investor expectations.

Reserve Committee

The Reserve Committee is comprised of Mr. Badwi (Chairman) and Messrs. Crow, Kapuscinski and Selser. Its responsibilities include:

•	Reviewing our procedures for providing information to the independent qualified reserve evaluator;

•	Annual meetings with the independent qualified reserve evaluator to determine whether there are any restrictions that could affect the ability of the evaluator to report without reservation; and

•	Reviewing our reserve data with management and the independent qualified reserve evaluator.

Attendance at Board and Committee Meetings

For the year ended December 31, 2006, each member of the Board of Directors and each director that was a member of a committee attended at least 75% of all meetings held by the Board of Directors and each committee of which he was a member. The following chart discloses the number of Board and Committee meetings held during 2006 and the attendance of each director member.

Director	Board Meetings	Audit Committee	Remuneration Committee	Corporate Governance Committee	Reserve Committee
Abby F. Badwi	8 of 8	3 of 3	1 of 1	1 of 1	1 of 1
Thomas L. Crow	7 of 8	3 of 3	1 of 1	1 of 1	1 of 1
Richard A. Kapuscinski	7 of 8	(1)	1 of 1	1 of 1	1 of 1
J. Russell Porter	8 of 8	(1)	(1)	(1)	(1)
John M. Selser Sr. (2)	—	—	—	—	—

(1)	Not a Committee member.
(2)	Mr. Selser became a member of our Board of Directors on March 30, 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis explains our compensation objectives, philosophy and practices with respect to our chief executive officer and chief financial officer, who are referred to as Named Executive Officers. These individuals are our only executive officers.

Remuneration Committee

As discussed above, executive compensation is the responsibility of the Remuneration Committee.

Compensation Consultants

The Remuneration Committee does not generally engage a compensation consultant to provide advice with respect to the amount or form of executive and director compensation.

Role of Named Executive Officers in Establishing Compensation

The compensation of our Chief Executive Officer is determined by the Remuneration Committee. In determining the compensation of the Chief Executive Officer, the Remuneration Committee takes into account the Chief Executive Officer’s responsibilities and performance, the Company’s performance and the market in which the Company competes for executive talent. The Chief Executive Officer does not attend any meetings related to his compensation. The compensation of our Chief Financial Officer is determined by the Remuneration Committee, after receiving the recommendations of the Chief Executive Officer. The recommendations are based on an assessment of the Chief Financial Officer’s responsibilities and performance, the Company’s performance and the market in which the Company competes for executive talent. The Chief Executive Officer attends those portions of the meetings of the Remuneration Committee that are related to the Chief Financial Officer’s compensation.

Compensation Philosophy

Our compensation programs for Named Executive Officers are designed to achieve the following objectives:

•	Attract and retain highly talented individuals who will engage in behavior essential to our success;

•	Motivate and reward employee behavior that is critical to our success;

•

Align the interests of our Named Executive Officers and our shareholders by motivating our Named Executive Officers to increase shareholder value and rewarding them when shareholder value increases; and

•	Balance annual cash and longer-term equity compensation.

Benchmarking of Compensation

We believe that the compensation of the Named Executive Officers should be competitive with the market in which we compete for executive talent. We gather information about this market by reviewing publicly available information about our competitors and by having discussions with individuals knowledgeable in recruiting executives in the natural gas and oil industry.

Elements of Executive Compensation and Rationale

There are three key elements to our compensation: base salary, annual cash bonus awards and stock-based compensation. We believe that a combination of these three elements balances rewards for current performance and longer term corporate objectives as measured, among other things, by stock performance. The terms of the Named Executive Officers’ employment, including their compensation and other benefits, are set forth in employment contracts, described below.

The Company entered into employment agreements with J. Russell Porter, our President and Chief Executive Officer, and Michael A. Gerlich, our Chief Financial Officer, effective February 24, 2005 and May 17, 2005, respectively. Each agreement renews annually unless terminated in accordance with the provisions of the agreement. Each year the Remuneration Committee determines base salary, bonus and equity awards under each employment agreement, subject to certain provisions of the agreement.

Base Salary. Base pay represents the fixed element of the Named Executive Officer’s cash compensation. The base pay reflects the individual’s responsibilities, performance, skill set and the market value of that skill set. Base salaries for our Named Executive Officers are set at the beginning of each employment contract anniversary year.

Pursuant to the terms of Mr. Porter’s employment agreement, his base salary is initially set at $450,000 but may be adjusted upward or downward at each year’s anniversary date at the discretion of the Remuneration Committee, except that in the event that the Remuneration Committee should determine to decrease Mr. Porter’s base salary, Mr. Porter has the right to be advised of the basis for this decision and an opportunity to discuss the decision with the Remuneration Committee. In 2006, the Remuneration Committee made no changes to Mr. Porter’s base salary, based on its determination that the existing base salary was competitive and appropriate in light of the overall level of corporate activity. Mr. Gerlich’s annual compensation is set at $275,000 but may be adjusted upward, or downward, at each year’s anniversary date at the discretion of the Remuneration Committee, except that in the case of a downward adjustment, such decrease can generally not be greater than ten percent (10%) per year and no more than twenty percent (20%) in total of his original salary, unless the salary of the Chief Executive Officer has been reduced in certain specified amounts as well. In 2006, the Remuneration Committee made no changes to Mr. Gerlich’s base salary, based on its determination that the existing salary was competitive and appropriate in light of Mr. Gerlich’s tenure with the Company and the overall level of corporate activity.

Annual Cash Bonus Awards. Our cash bonus awards provide our Named Executive Officers, as well as other employees, an opportunity to earn an annual cash bonus that is based on an evaluation of individual performance and the performance of the Company. Annual cash bonuses are determined for our Named Executive Officers by the Remuneration Committee. In the case of the bonus for the Chief Financial Officer, the Chief Executive Officer makes a recommendation to the Remuneration Committee with respect to the cash bonus. Subject to the terms of the employment agreements relating to the Named Executive Officers, as described below, determinations relating to the amount of the cash bonus are based on an evaluation of the Company’s performance over the past year, the Named Executive Officer’s performance and the contributions of the Named Executive Officer to the Company’s performance. Annual cash bonus awards for our Named Executive Officers are determined at the end of each calendar year. Additional cash bonuses may be awarded to our Named Executive Officers during the year, as determined in the discretion of the Remuneration Committee. Other than annual cash bonuses paid in 2006, no other cash bonuses were paid in 2006.

Mr. Porter’s employment contract provides that he is entitled to an annual bonus in an amount which may take the form of cash compensation, the award of stock or stock options, royalty rights or otherwise and that he shall receive an annual cash bonus equal to at least 20% of his annual base salary. The employment agreement further provides that the bonuses shall reflect not only the results of the Company’s operations and business, but his contribution as President and Chief Executive Officer. For 2006, Mr. Porter was paid a cash bonus of $225,000, or 50% of his base salary. His bonus for 2006 reflected the Remuneration Committee’s positive evaluation of Mr. Porter’s leadership during a year that we became a reporting company under United States’ securities law, listed on the American Stock Exchange, as well as his success in completing the sale of a significant ownership position in the Company to an industry partner and in raising significant equity capital to finance our expanded exploration activities in East Texas and Australia. No stock awards (other than stock option grants) or royalty awards were made to Mr. Porter in 2006.

Mr. Gerlich’s employment contract provides that his first year bonus shall equal at least 20% of his gross salary. In future years, the Remuneration Committee may (but is not obligated) on a yearly basis, or at such more frequent times as it may elect, award Mr. Gerlich a discretionary bonus or bonuses. Such bonuses may take the form of cash compensation, the award of stock or stock options, royalty rights or otherwise. A bonus reflects not only the results of our operations and business, but of Mr. Gerlich’s contribution to our operations and business. For 2006, Mr. Gerlich was paid a cash bonus of $96,000, or 35% of his base salary. His bonus reflected Mr. Porter’s and the Remuneration Committee’s positive evaluation of Mr. Gerlich’s leadership in establishing an autonomous Houston-based accounting and financial department, in transitioning us from a Canadian reporting company to a United States reporting company listed on the American Stock Exchange, and his contributions in completing the sale of a significant ownership position to an industry partner, and in raising significant equity capital to finance our expanded exploration activities in East Texas and Australia. No stock awards (other than stock option grants) or royalty awards were made to Mr. Gerlich in 2006.

Stock-based Compensation. We believe that equity compensation is the most effective means of linking compensation provided to our Named Executive Officers with increases in shareholders’ value. Historically, we have used stock options as the equity compensation vehicle. Stock options are generally granted to new hires at the time of employment and to all others, including our Named Executive Officers, around the time of our Annual Meeting of shareholders. Additional stock options may be granted during the year upon accomplishment of certain corporate goals or as an incentive tool. The Board of Directors has discretionary authority to determine vesting periods of stock options. Typically, vesting periods are over a four year period beginning with 25% of the award vesting on the first anniversary of the date of the grant and an additional 25% vesting on each of the next three anniversary dates. However, recent stock option grants to our Chief Executive Officer and certain technical managers vest over two years. Other stock options granted on the same date to the Chief Financial Officer and other employees vest over three years. The stock option awards having shorter vesting periods were granted to provide additional shorter term incentive to our Named Executive Officers, certain technical and other employees. All stock options incorporate the following features:

•	Existing grants have a term of five or 10 years;

•	Grant prices is not less than the closing market price on the date immediately prior to the date of grant;

•	Grants do not include “reload” provisions;

•	Repricing of options is prohibited, unless approved by the shareholders; and

•	Stock options vest over a period of time determined by the Board of Directors.

We continue to use stock options as a long-term incentive vehicle because we believe:

•	Stock options align the interests of Named Executive Officers and our other employees with those of the shareholders;

•

Stock options foster the long-term perspective necessary for our success since the value received by the recipient from a stock option is based on the growth of the stock price above the stock option exercise price; and

•	Stock options help to provide a longer term balance to our overall compensation program.

Pursuant to our stock option plans, the Board of Directors has designated the Remuneration Committee as the committee to administer the granting of stock options. Stock option grants are determined by the Remuneration Committee, based on the recommendations of our Chief Executive Officer, except in the case of stock option grants awarded to the Chief Executive Officer. In determining the number of stock options to be granted to Named Executive Officers, as well as other employees, the Remuneration Committee takes into account the Named Executive Officer’s position, the scope of his responsibilities, his ability to affect profits and shareholder value and the individual’s past and recent performance.

In 2006, Mr. Porter was granted stock options to acquire an aggregate of 1,150,000 of our common shares, of which 150,000 stock options vest over four years and 1,000,000 stock options vest over two years. In the event of

Mr. Porter’s termination, with or without cause, all unvested options will vest and be exercisable for a period of 90 days from the date of termination. The 150,000 share grant dated April 5, 2006 was a part of a larger grant of stock options to employees designed to motivate and provide additional employee incentives. The 1,000,000 share grant dated July 14, 2006 was in recognition of Mr. Porter’s leadership during a transition year, the completion of the sale of a significant ownership position in us to an industry partner and his success during the year in raising significant equity capital to finance our expanded exploration activities in East Texas and Australia.

In 2006, Mr. Gerlich received three grants to acquire a total of 650,000 common shares. Of the 250,000 share grant dated January 16, 2006, 125,000 stock options were granted pursuant to his employment agreement and 125,000 stock options were granted in recognition of our successful transition from a Canadian reporting company to a United States reporting company listed on the American Stock Exchange. The 100,000 share grant dated April 5, 2006 was a part of the larger grant of stock option to employees described above. The 300,000 share grant dated July 14, 2006 was in recognition of Mr. Gerlich’s successful establishment of an autonomous Houston-based accounting and financial department, his role in our transition to a United States reporting company and his contributions to our capital raising program.

Perquisites. The Named Executive Officers are eligible to participate in the same comprehensive benefits as are offered to all full-time employees. Mr. Porter’s employment agreement provides that we will pay or reimburse Mr. Porter up to $25,000 for his membership dues in such clubs and/or organizations as are reasonable and customary for a senior executive officer and will reimburse him for the cost of a yearly executive physical examination and all required or recommended medical testing in connection with that yearly examination.

We paid, or reimbursed, Mr. Porter a total of $95,892 during 2006. Of this amount, $19,962 related to the rental and related utility costs for an apartment in Houston, Texas; $41,264 related to the rental of an office in Miami, Florida (our Chief Executive Officer’s city of residence); and $13,274 related to the use of a rental car while in Houston. The balance of $21,392 was related to airfare between Houston and Miami, club dues, an executive health physical examination and the Company’s contribution to Mr. Porter’s 401-K plan. Each of the items was incurred by or on behalf of Mr. Porter in the ordinary course of business or for his convenience and was considered reasonable and customary perquisites for a senior executive officer.

Other than the comprehensive benefits offered to all full-time employees, Mr. Gerlich did not receive any perquisites having a value over $10,000 in aggregate during 2006.

Post Termination or Change of Control Compensation and Benefits

Mr. Porter’s employment agreement provides that his employment shall terminate (i) without notice upon his death; (ii) without notice upon his “Disability”, as defined in his employment contract; (iii) upon six month’s written notice to the Company by Mr. Porter for any or no reason, with or without cause; (iv) upon one year’s written notice to Mr. Porter by the Company for any or no reason, with or without cause; or (v) by the Company without prior notice upon a showing of “Reasonable Cause” (as defined in his employment contract).

Mr. Gerlich’s employment agreement provides that his employment shall terminate (i) without notice, upon his death; (ii) without notice, upon his “Disability”, as defined in his employment contract; (iii) upon two month’s written notice to the Company by Mr. Gerlich for any or no reason, with or without cause; (iv) if there is a “change of control” , as defined in his employment contract and that “change in control” results in a material change in the scope of Mr. Gerlich’s duties and responsibilities such that he terminates his employment; (v) upon two month’s written notice to Mr. Gerlich by the Company for any or no reason, with or without cause; (vi) or by the Company without prior notice, upon a showing of “Reasonable Cause” (as defined in his employment contract).

Pursuant to the terms of their respective employment agreements, Messrs. Porter and Gerlich are entitled to receive certain post termination compensation and benefits. These benefits were determined in the negotiations with each individual and were based on what the Board of Directors determined were elements of a competitive compensation arrangement at the time. See “Potential Payments upon Termination or Change of Control” below.

On March 23, 2007, our Board of Directors approved a change of control severance plan covering all employees, including the Named Executive Officers. The purpose of the severance plan is to promote stability and continuity of management and regular employees in the event a change of control transaction should occur. A change of control is defined in the severance plan to mean (1) the consummation of a merger, consolidation, reorganization or other transaction whereby our shareholders retain less than 50% control, directly or indirectly, of us or the surviving company, (2) our incumbent directors cease to constitute a majority of the board of directors or (3) a sale or other disposition of all or substantially all of our assets. The severance plan does not change the specific, non-change of control severance payments in place under the existing employment contracts with our Named Executive Officers but does provide change of control severance benefits to the Named Executive Officers only if they are greater than the severance benefits provided under the employment agreement. The change of control severance plan does not allow for any duplication of severance benefits.

For the Named Executive Officers, the severance plan provides that if a Named Executive Officer’s employment is terminated within two years following a change of control for any reason other than (i) death, (ii) disability, (iii) by us for “cause” , or (iv) by the Named Executive Officer for other than a “good reason”, the Named Executive Officer will receive a lump-sum payment equal to a multiple that is equal to the applicable severance period, as set forth in the change of control severance plan, times the sum of (1) his annual salary and (2) annual target bonus.

The following summarizes the severance periods and target bonus percentages for the Named Executive Officers:

Named Executive Officer	Severance Period in Years	Target Bonus Percentage
Chief Executive Officer	3.00	50%
Chief Financial Officer	2.50	35%

Additionally, during the applicable severance period, Named Executive Officers would receive reimbursement for the cost of COBRA continuation health care coverage, less the amount charged at the time of termination to the employee for their medical coverage.

If the Named Executive Officer receives a payment or benefit that is subject to the “golden parachute” excise tax, the Named Executive Officer will receive an additional payment under the severance plan to make him or her “whole” for that excise tax and any taxes on the additional parachute tax gross-up payment.

If the individual’s employment is terminated within six months prior to a change of control and it is reasonably shown to have been in connection with the change of control, then the change of control will be treated, with respect to that employee, as having occurred prior to his or her termination.

Remuneration Committee Report

The Remuneration Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions referred to above, the Remuneration Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the year ended December 31, 2006 and in the Company’s Proxy Statement for 2007.

GASTAR EXPLORATION LTD.

REMUNERATION COMMITTEE

Abby F. Badwi

Thomas L. Crow

Richard A. Kapuscinski

John M. Selser Sr.*

The above Remuneration Committee Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

*	Mr. Selser became a member of our Board of Directors on March 30, 2007 and was appointed to the Remuneration Committee at that time. He was not a member of the Remuneration Committee when the actions referred to in this Remuneration Committee Report were taken.

* * *

The following table and discussion below sets forth information about the compensation awarded to, earned by or paid to our Named Executive Officers during the year ended December 31, 2006.

Summary Compensation Table

Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
J. Russell Porter (2) Chairman, President, Chief Executive Officer and Chief Operating Officer	2006	$450,000	$225,000	$944,655	$95,892	$1,715,547

Michael A. Gerlich (3) Vice President and Chief Financial Officer	2006	$275,000	$96,000	$583,221	$—	$954,221

(1)	The fair values of stock option awards were determined by using the Black-Scholes-Merton valuation model as of the date of grant, as set forth in SFAS 123(R). See Note 10 to the consolidated financial statements in this Form 10-K “Equity Compensation Plans-Determining Fair Value under SFAS 123(R)” for a discussion of assumptions made in the valuation of option awards. The amounts shown in this column represent the stock-based compensation expense recognized by the Company during the year ended December 31, 2006 that was attributable to all stock options granted to the Named Executive Officer and outstanding during the year. Total fair value attributable to stock options granted to Mr. Porter and Mr. Gerlich during 2006 as of the date of grant was $1,677,646 and $1,035,262 respectively.
(2)	See “Compensation Discussion and Analysis – Perquisites” for a detailed discussion of amounts paid or reimbursed to Mr. Porter during 2006.

(3)	As permitted by the rules promulgated by the SEC, no amounts are shown for Mr. Gerlich with respect to perquisites and personal benefits received in 2006, as the total value of all perquisites and personal benefits was less than $10,000.

The following table shows certain information about the number of stock options granted to our Named Executive Officers during the year ended December 31, 2006:

Grants of Plan-Based Awards Table

Name	Grant Date	Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Option Awards (3)
J. Russell Porter (1)	04/05/06	150,000	$4.12	$269,346
	07/14/06	1,000,000	$2.32	$1,408,300

Michael A. Gerlich (2)	01/16/06	250,000	$4.30	$472,658
	04/05/06	100,000	$4.12	$179,564
	07/14/06	300,000	$2.32	$383,040

(1)	The options granted to Mr. Porter on 04/05/06 are exercisable over four years, 25% after one year and 25% on each of the next three anniversary dates of the grant. The exercise price was based on the closing price on the Toronto Stock Exchange on the date immediately prior to the date of grant and which was CDN$4.80. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.12. The options granted to Mr. Porter on 07/14/06 are exercisable over two years, 50% after one year and 50% on the next anniversary date of the grant. The exercise price was denominated in U.S. dollars, based on the closing price for our common shares on the American Stock Exchange on the date immediately prior to the date of grant. Each of the above options expires 10 years from the date of grant.
(2)	The options granted to Mr. Gerlich on 01/16/06 are exercisable over four years, 25% after one year and 25% on each of the next three anniversary dates of the grant. The exercise price was based on the closing price on the Toronto Stock Exchange on the date immediately prior to the date of grant and which was CDN$5.01. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.30. The options granted to Mr. Gerlich on 04/05/06 are exercisable over four years, 25% after one year and 25% on each of the next three anniversary dates of the grant. The exercise price was based on the closing price on the Toronto Stock Exchange on the date immediately prior to the date of grant and which was CDN$4.80. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.12. The options granted to Mr. Gerlich on 07/14/06 are exercisable over three years, 33.3% after one year and 33.3% on each of the next two anniversary dates of the grant. The exercise price was denominated in U.S. dollars, based on the closing price for our common shares on the American Stock Exchange on the date immediately prior to the date of grant. Each of the above options expires 10 years from the date of grant.
(3)	Grant date fair value of stock option awards is equal to the value as determined using the Black-Scholes-Merton valuation model pursuant to SFAS 123(R) using assumptions as of the date of the grant, which fair value is used to determine the compensation expense that is associated with the grant as shown in our consolidated financial statements.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See “Compensation Discussion and Analysis” for the material terms of our Named Executive Officers’ employment contracts. See footnotes to the Summary Compensation Table and Grants of Plan-Based Awards Table for narrative with respect to those tables.

Outstanding Equity Awards at Fiscal Year-End Table

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date
J. Russell Porter (2)	500,000	500,000	$2.93	08/04/09
	—	150,000	$4.12	04/05/16
	—	1,000,000	$2.32	07/14/16

Michael A. Gerlich (3)	62,500	187,500	$3.00	06/24/10
	—	250,000	$4.30	01/16/16
	—	100,000	$4.12	04/05/16
	—	300,000	$2.32	07/14/16

(1)	Options in the columns marked “unexercisable” are subject to vesting and will be forfeited if employment with us is terminated for certain reasons; except that, in the event of Mr. Porter’s termination, with proper notice, any unvested options will vest and be exercisable for 90 days after the date of termination.
(2)	The 500,000 unexercisable stock options granted to Mr. Porter that expire on 08/04/09 (grant date of 08/04/04) vest 50% on 08/04/07 and 50% on 08/04/07. The exercise price was denominated at CDN$3.41. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $2.93. The 150,000 unexercisable stock options granted to Mr. Porter that expire on 04/05/16 (grant date of 04/05/06) vest 25% on 04/05/07 and 25% on each of the three subsequent anniversary dates. The exercise price was denominated at CDN$4.80. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.12. The 1,000,000 unexercisable stock options granted to Mr. Porter that expire on 07/14/16 (grant date of 07/14/06) vest 50% on 07/14/07 and 50% on 07/14/08. The exercise price was denominated in United States dollars at $2.32.
(3)	The 187,500 unexercisable stock options granted to Mr. Gerlich that expire on 06/24/10 (grant date of 06/24/05) vest 33.3% on 06/24/07 and 33.3% on each of the two subsequent anniversary dates. The exercise price was denominated at CDN$3.50. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $3.00. The 250,000 unexercisable stock options granted to Mr. Gerlich that expire on 01/16/16 (grant date of 01/16/06) vested 25% on 01/16/07 and will vest 25% on each of the three subsequent anniversary dates. The exercise price was denominated at CDN$5.01. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.30. The 100,000 unexercisable stock options granted to Mr. Gerlich that expire on 04/05/16 (grant date of 04/05/06) vest 25% on 04/04/07 and 25% on each of the three subsequent anniversary dates. The exercise price was denominated at CDN$4.80. At the exchange rate on 12/31/06 of 0.85807, this exercise price equates to $4.12. The 300,000 unexercisable stock options granted to Mr. Gerlich that expire on 07/14/16 (grant date of7/14/06) vest 33.3% on 07/14/07 and 33.3% on each of the two subsequent anniversary dates. The exercise price was denominated in United States dollars at $2.32.

No stock options were exercised by the Named Executive Officers during the year ended December 31, 2006, and we have no other outstanding stock awards for our Named Executive Officers.

The table below discloses the amount of compensation and/or other benefits due to Messrs. Gerlich and Porter in the event of their termination of employment, including, but not limited to, in connection with a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their respective termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Potential Payments Upon Termination or Change of Control

Named Executive Officer and Post Termination Benefits (10)	Termination for Other than Reasonable Cause	Constructive Termination in Connection with Change of Control (2)	Termination for Reasonable Cause (3)	Death (4)	Disability (4)
J. Russell Porter:
Salary	$1,350,000	$1,350,000	$—	$1,350,000	$1,350,000
Accrued vacation	17,103	17,103	17,103	17,103	17,103
Paid health and medical	27,720	27,720	—	27,720	27,720
Equity compensation	—	—	—	—	—
Total	$1,394,823	$1,394,823	$17,103	$1,394,823	$1,394,823

Michael A. Gerlich:
Salary	$550,000	$550,000	$—	$550,000	$550,000
Accrued vacation	3,842	3,842	3,842	3,842	3,842
Paid health and medical	27,720	27,720	—	27,720	27,720
Equity compensation	—	—	—	—	—
Total	$581,562	$581,562	$3,842	$581,562	$581,562

(1)	Per Mr. Porter’s employment agreement, if he is involuntarily terminated for any reason other than for reasonable cause (as defined in their employment agreements) and if proper notice is received, Mr. Porter will be entitled to a severance payment equal to two years of the most recent annual gross salary (as shown on his W-2 inclusive of cash bonuses paid) to be paid over 104 weeks after termination. For 2006, this amount was $675,000. If Mr. Porter timely elects COBRA continuation coverage, he and his family will be entitled to continuation of health insurance at our expense, subject to the limitations imposed by law and our insurance plan (currently 18 months). As of December 31, 2006, the cost for health and medical coverage for Mr. Porter and his family was $1,540 per month. Mr. Porter currently is entitled to 20 working days of vacation per year. He will receive a lump-sum cash payment of his unused vacation time of up to 10 days that are not used during each year employed. As of December 31, 2006, Mr. Porter had 9.25 days of accrued but unused vacation pay. In addition, effective on Mr. Porter’s termination for any reason, the unvested portion of all stock options held by Mr. Porter will immediately vest. If Mr. Porter elects to terminate his employment without proper notice, all unvested stock options would be forfeited. All other terms and conditions of his stock options will remain unchanged, including to provision that all stock option will terminate 90 day after termination. As of December 31, 2006, Mr. Porter had 1,650,000 stock options that were not vested. The exercise prices of all of Mr. Porter’s stock options were greater than the market price of our common shares on December 31, 2006.

Per Mr. Gerlich’s employment agreement, if he is involuntarily terminated for any reason, including a change of control (as defined in the agreement) but not than for reasonable cause (as defined in their employment agreements) and if proper notice is received, he will be entitled to a severance payment equal to two years of the most recent annual gross salary (as shown on his W-2 exclusive of cash bonuses paid) to be paid over 100 weeks after termination. If Mr. Gerlich timely elects COBRA continuation coverage, he and his family will be entitled to continuation of health insurance our expense, subject to the limitations imposed by law and our insurance plan (currently 18 months). As of December 31, 2006, the cost for health and medical coverage for Mr. Gerlich and his family was $1,540 per month. In addition, Mr. Gerlich will receive a lump-sum cash payment of his unused vacation time of up to 10 days per each year employed up to a maximum of 15 days. As of December 31, 2006, Mr. Gerlich had 4.25 days of accrued but unused vacation pay. Per Mr. Gerlich’s stock option agreements, he will have 90 days after termination to exercise all vested options. As of December 31, 2006, Mr. Gerlich had 62,500 stock options that were vested. The exercise prices of all of Mr. Gerlich’s stock options were greater than the market price of our common shares on December 31, 2006.

(2)	Mr. Porter’s employment contract does not specifically address a change of control situation. It does however provide that he may terminate his own employment for any or no reason, with or without cause, upon six months written notice. In such case, his severance would be determined as provided in footnote 1 above.

Mr. Gerlich’s employment contract provides that if a change in control (as defined in his employment agreement) results in material change in the scope of his duties and responsibilities, he will be entitled to receive a severance payment in the form and amount as determined in footnote 1 above.

(3)	Per their respective employment agreements, we are not obligated to pay any amounts to Mr. Gerlich or Mr. Porter, other than accrued and unused vacation days and their pro-rata base salary through the date of his termination of employment, as a result of a termination for reasonable cause (as defined in their respective employment agreements).
(4)	Per their respective employment agreements, if Mr. Porter’s or Mr. Gerlich’s employment terminates due to death, his eligible beneficiary will be entitled to receive his severance payment over the severance period described in footnote 1 above. If Mr. Porter’s or Mr. Gerlich’s employment terminates due to a disability (as defined in their respective employment agreements), he shall be entitled to receive a severance payment in the form and amount as determined in footnote 1 above.

Mr. Gerlich’s employment agreement provides that, unless specifically pre-approved by the Chief Executive Officer in writing, which approval may not be unreasonably withheld, Mr. Gerlich will not directly compete (as defined in the employment agreement) with us for a period of two years following his termination of employment.

Mr. Porter’s employment agreement contains a confidentiality provision applicable both during the term of his employment and following his termination of employment. Pursuant to the confidentiality provision, Mr. Porter agrees to hold in confidence and not disclose any confidential information about our business, except as required in the ordinary course of performing his employment duties with us. A breach of this confidentiality provision could result in a reasonable cause termination. Mr. Porter’s employment agreement further provides that, for a period of two years after his termination of employment with us for a reason other than reasonable cause, (six months if terminated for reasonable cause), Mr. Porter shall not, directly or indirectly, compete with us.

DIRECTOR COMPENSATION

Commencing November 2005, directors who are not employees receive the following fees:

•	$7,500 for all meetings attended in person;

•	$1,500 per meeting attended telephonically; and

•	$500 per committee meeting attended in person.

Directors who are not employees are eligible to receive stock option grants under our stock option plans. During the fiscal year ended December 31, 2006, stock options were issued to the Messrs. Badwi, Crow and Kapuscinski to purchase 500,000, 300,000 and 300,000 common shares, respectively. Each stock option vests over a three-year period (33.3% on the first anniversary of the grant and 33.3% on each of the second and third anniversaries of the grant), expires 10 years from the date of grant and has an exercise price of $2.32 per common share.

The following table shows certain information about director compensation for the year ended December 31, 2006:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Option Awards (1)	Compensation (2)	Total
Abby F. Badwi	$23,500	$211,917	$—	$235,417
Thomas L. Crow	$22,500	$134,190	$—	$157,400
Richard A. Kapuscinski	$22,000	$134,190	$—	$156,190
Thomas E. Robinson (3)	$—	$—	$—	$—
Matthew J. P. Heysel (4)	$—	$—	$—	$—

(1)	The fair values of stock option awards were determined in accordance with SFAS 123(R) by using the Black-Scholes-Merton valuation model as of the date of grant. See “Equity Compensation Plans-Determining Fair Value under SFAS 123(R)” in Note 10 to the consolidated financial statements in this Form 10-K for a discussion of assumptions made in the valuation of option awards. The amounts shown in this column represent the stock-based compensation expense recognized by the Company during the year ended December 31, 2006 that was attributable to stock options granted to directors. Total fair value attributable to stock options granted to Mr. Badwi, Crow and Kapuscinski during 2006 as of the date of grant was $640,000, $384,000 and $384,000, respectively. During 2006, Messrs. Badwi, Crow and Kapuscinski were awarded stock options to purchase 500,000, 300,000 and 300,000 common shares, respectively. We have granted to our directors stock options in addition to their specified compensation to be paid as directors. These grants are, in part, to compensate our directors for the stricter regulatory role in which they have to operate and to provide them with incentives to remain as a director by offering them a long term stake in our potential future value. In determining the number of stock options granted, consideration was given to the number of stock options granted to the Named Executive Officer, as well as to management. Additional consideration was given to Mr. Badwi, who serves as the chairman of the Audit Committee, as well as other committees of the Board of Directors.
(2)	As permitted by the rules promulgated by the SEC, no amounts are shown with respect to perquisites and personal benefits for a director if the total value of all perquisites and personal benefits is less than $10,000.
(3)	Mr. Robinson resigned as Chairman of the Board effective August 1, 2006. During 2006, while serving Chairman, he waived receipt of his director’s fees and received no stock option grants.
(4)	Mr. Heysel did not stand for reelection at the annual meeting of shareholders held June 1, 2006. During 2006, while serving as a director, he did not receive any director’s fees for meeting attendance and received no stock option grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information about the beneficial ownership of common shares as of March 20, 2007 by:

•	Each of our directors;

•	Named Executive Officers listed in the Summary Compensation Table set forth under the caption “Compensation of Executive Officers and Directors” above;

•	All of our Named Executive Officers and directors as a group; and

•	Each person known to the Company to be the beneficial owner of more than 5% of our outstanding common shares.

Unless otherwise indicated and subject to community property laws where applicable, management believes that all persons named in the following table have sole voting and investment power over all common shares reported as beneficially owned by them.

The following table is based upon information supplied by officers, directors, certain named individuals, principal shareholders and from documents filed with the SEC. Applicable percentages are based on 195,341,375 common shares outstanding on March 20, 2007, subject to adjustment for each beneficial owner as described above. To the knowledge of our directors and executive officers, as of March 20, 2007, no person, firm or corporation own, directly or indirectly, or exercise control or direction over voting securities carrying more than 5% of the voting rights attached to any class of our voting securities, except as indicated in the below.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent Common Shares Outstanding
Our Greater than 5% Shareholders:
Chesapeake Energy Corporation (2)	32,151,641	16.5%
6100 North Western Avenue
Oklahoma City, OK 73118
Geostar Corporation (2)	15,767,524	8.1%
2480 W. Campus Drive, Building C
Mt. Pleasant, Michigan 48858
Ospraie Management, LLC (2).	12,308,100	6.3%
320 Park Avenue, 27th Floor
New York, NY 10022
Palo Alto Investors, LLC (2).	11,000,000	5.6%
470 University Avenue
Palo Alto, CA 94301

Our Directors, who are not employees (3):
Abby F. Badwi (4)	150,000	*
Thomas L. Crow (5)	600,000	*
Richard A. Kapuscinski (6)	50,000	*
John M. Selser, Sr.(7)	—	—

Our Named Executive Officers (3):
J. Russell Porter, Chairman, President,
Chief Executive Officer and Chief
Operating Officer (8)	2,817,500	1.4%

Michael A. Gerlich, Vice President and
Chief Financial Officer (9)	167,500	*

Directors and Named Executive Officers, as a group (6 persons)	3,785,000	1.9%

*	Less than 1%.
(1)	Unless otherwise indicated and subject to community property laws where applicable, management believes that all persons named in the following table have sole voting and investment power over all common shares reported as beneficially owned by them.
(2)	Consists of common shares owned directly.
(3)	The contact address for our directors and Named Executive Officers is 1331 Lamar Street, Suite 1080, Houston, Texas 77010.
(4)	Consists of 150,000 common shares common shares underlying stock options that currently are vested or will vest or be exercisable within 60 days of March 20, 2007 regardless of price.
(5)	Consists of 300,000 common shares owned directly and 300,000 common shares underlying stock options that currently are vested or will vest or be exercisable within 60 days of March 20, 2007 regardless of price.
(6)	Consists of 50,000 common shares underlying stock options that currently are vested or will vest or be exercisable within 60 days of March 20, 2007 regardless of price.
(7)	Mr. Selser was not a beneficial owner of securities of the Company on March 20, 2007. On March 30, 2007, he received a stock option grant relating to 200,000 common shares in connection with his election to the Board of Directors, none of which were vested as of that date.

(8)	Consists of 2,280,000 common shares owned directly and 537,500 common shares underlying stock options that currently are vested or will vest or be exercisable within 60 days of March 20, 2007 regardless of price.
(9)	Consists of 5,000 common shares owned directly and 162,500 common shares underlying stock options that currently are vested or will vest or be exercisable within 60 days of March 20, 2007 regardless of price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Chesapeake Corporation

On November 4, 2005, the Company completed an integrated transaction with Chesapeake whereby Chesapeake acquired 27,151,641 million newly issued Company common shares equal to 19.9% of the then outstanding common shares, acquired a 33.3% working interest in the Company’s Bossier play in the Hilltop area of East Texas and formed an area of mutual interest to explore jointly in 13 counties in East Texas. As part of this transaction, Chesapeake paid an additional $7.8 million, before fees and expenses, to reimburse the Company for Chesapeake’s pro rata share of leasehold interests acquired and to pay a disproportionate amount of future drilling costs in exchange for an undivided 33.3% of the Company’s leasehold working interests in the deep Bossier Hilltop prospect, less and except 160 acres surrounding each existing well bore. Chesapeake agreed to pay 44.44% of the drilling costs through casing point in the first six wells drilled by the parties in the Hilltop prospect to a depth sufficient to test the deep Bossier formation (an approximate depth of 19,000 feet) in order to earn its 33.33% leasehold working interest. The leasehold reimbursement was recorded as a reduction to natural gas and oil property cost. The Company utilized a portion of the proceeds of the Chesapeake transaction to pay the New Geostar Subordinated Note in full.

As a result of its purchase of common shares, Chesapeake has the right to negotiate exclusively with the Company for a period of 30 days on any proposed sale of assets. Additionally, Chesapeake has the right, with certain exceptions, to maintain its percentage ownership of the Company, on a fully diluted basis, by participating in future stock issuances and has the right to an observer being present at meetings of the Board of Directors.

On November 11, 2006, Chesapeake acquired an additional 5,000,000 common shares in a private placement transaction to institutional investors. As of December 31, 2006, Chesapeake owned 32,191,641 common shares, or 16.5% of the Company’s outstanding common shares.

Geostar Corporation

As of December 31, 2006, Geostar was the beneficial owner of approximately 8.1% of the Company’s common shares, based on SEC filings. Our former Chairman of the Board who resigned August 1, 2006 is President and a major shareholder of Geostar. In 2001, the Company entered into a Participation and Operating Agreement (the “POA”) with Geostar. The POA governed the joint activities of Geostar and Company in relation to United States and Australian property acquisition and exploration and development operations. In 2005, the POA was cancelled as it related to properties located in Texas and Wyoming as a result of the Geostar Acquisition. Although the POA expired by its terms on June 15, 2006, the joint interest billing activity between the parties has continued with respect to interests in Victoria Australia and West Virginia pursuant to the POA.

Pursuant to the Geostar Acquisition, Geostar may receive additional common shares based on look-backs at June 30, 2006 and June 30, 2007 on the East Texas assets, based on a required number of drilled wells, and net reserve additions valued at $1.50 per Mcf less attributable development expenditures to Geostar’s acquired interest. The look-back calculations are to be based on a third party engineering report and calculated within 60 days of receipt of the engineering report. Common shares to be issued, if any, are to be based on the five day weighted average trading price on the day preceding the actual payment of shares, discounted by ten percent. Based on Gastar’s look-back analysis at June 30, 2006, no additional shares are due to Geostar at this time. Gastar is still awaiting confirmation of Geostar’s June 30, 2006 look-back review results.

Policies Relating to Related Party Transactions

Our written policy or procedure for the review, approval or ratification of related party transactions is set forth in the Terms of Reference for the Audit Committee. The Audit Committee reviews and approves all related party transactions. In the course of its review, the Audit Committee considers the nature of the transactions and the costs to be incurred by us or payments to us; an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to us from unrelated parties; the business advantage we would gain by engaging in the transaction; and an analysis of the significance of the transaction to us and to the related party. As a matter of course, any Audit Committee member that cannot be viewed as independent will withhold his vote, declaring his interest in the transaction. A vote of a majority of the remaining members is required to approve a related party transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers, and greater than 10% beneficial owners were complied with during the year ended December 31, 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2006, the compensation committee of our Board of Directors, which we refer to as the Remuneration Committee, was comprised of Messrs. Badwi, Crow, Kapuscinski and Heysel. Mr. Heysel did not stand for reelection to the Board of Directors at the Annual Meeting of Shareholders held June 1, 2006. Currently, our Remuneration Committee is comprised of Messrs. Badwi, Crow, Kapuscinski and Selser. None of our executive officers serves as a member of the board of directors or compensation committee (or committee performing similar functions) of any other entity, one or more of whose executive officers serve on our Board of Directors or Remuneration Committee.

INDEPENDENT ACCOUNTANTS, FEES AND POLICIES

On January 10, 2006, our Board of Directors determined, upon the recommendation of the Audit Committee, to appoint BDO Seidman, LLP as the Company’s independent registered public accountants for the year ending December 31, 2005, replacing BDO Dunwoody LLP, which resigned as auditors effective on the same date. The change in the Company’s independent registered public accountants was a result of the Company’s adoption of United States generally accepted accounting principles.

The audit reports of BDO Dunwoody LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2005 and 2006, there were no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to BDO Seidman, LLP’s satisfaction, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent years of the Company ended December 31, 2005 and 2006 and subsequent interim periods to the date hereof.

During the two years ended December 31, 2004 and 2005 and prior to the engagement of BDO Seidman, LLP on January 10, 2006, the Company did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) (except as described below) and in Item 304(a)(2)(ii) of Regulation S-K.

During 2005, the Company and BDO Dunwoody LLP consulted with BDO Seidman, LLP with respect to the Company’s Registration Statement on Form S-1 (Registration No, 333-127498).

Fees

As described above, BDO Seidman, LLP was appointed as the Company’s independent registered public accountants on January 10, 2006 replacing its Canadian based affiliate, BDO Dunwoody LLP, independent registered public accountants. Aggregate fees billed for professional services rendered to us by BDO Seidman, LLP and BDO Dunwoody LLP, for the years ended December 31, 2006 and 2005 were:

Table of Fees

	For the Years Ended December 31
	2006	2005
	(in thousands)
Audit fees:
BDO Seidman, LLP	$243	$191
BDO Dunwoody LLP	27	207

	270	398
Audit related fees:
BDO Seidman, LLP	—	—
BDO Dunwoody LLP	—	2

	—	2
Tax fees:
BDO Seidman, LLP	—	17
BDO Dunwoody LLP	18	13

	18	30
Total:
BDO Seidman, LLP	243	208
BDO Dunwoody LLP	45	222

Total	$288	$430

The audit fees for the years ended December 31, 2006 and 2005 were primarily for professional services rendered in connection with the audit of our consolidated financial statements, fees related to our S-1 Registration Statement declared effective by the SEC on January 4, 2006, together with services rendered in connection with quarterly reviews of financial statements and various documents filed with various governmental agencies. Fees for tax services were for services related to tax compliance, including the preparation of tax returns.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to its engagement with respect to such services. Prior to the engagement of the Company’s independent registered public accountants to perform audit and non-audit services, the Audit Committee pre-approved the provision of the services. In making their determination regarding non-audit services, the Committee considers the provision of non-audit services in the context of avoiding impacts on auditor independence.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE 2007 ANNUAL MEETING

Proposal 1.	Fixing the Number of Directors at Five

The Company’s Board of Directors is currently fixed by the shareholders at five members. Five persons have been proposed for election to the Board of Directors at the Annual Meeting. The Restated Articles of the Company provide that the Board of Directors be comprised of a minimum of three and a maximum of fifteen members. The Bylaws of the Company require the shareholders to fix the number of the Board of Directors. Accordingly, a proposal to fix the number of members of the Board of Directors at five is being presented to shareholders for approval at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE PROPOSAL TO FIX THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AT FIVE.

Proposal 2.	Election of the Board of Directors

As of the record date, there are five directors of the Company, the terms of each of which will expire on the date of the 2007 Annual Meeting of Shareholders. Based upon the recommendation of the Nomination Committee, Messrs. Badwi, Crow, Kapuscinski and Porter have been nominated for re-election and Mr. Selser has been nominated for election to the Board of Directors at this 2007 Annual Meeting of Shareholders. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board’s size may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable. Directors of the Company hold office until the next annual meeting of shareholders, until successors are elected and qualified or until their earlier resignation of removal. The following biographies set forth information as of April 27, 2007 concerning the nominees for directors.

J. Russell Porter, 45, has been a member of our Board of Directors and has served as our Chief Executive Officer and President since February 2004. From September 2000 to February 2004, he served as our Chief Operating Officer. Mr. Porter has a unique background, with approximately 14 years of natural gas and oil exploration and production experience and five years of banking and investment experience specializing in the natural gas and oil industry. From April 1994 to September 2000, Mr. Porter served as an Executive Vice President of Forcenergy, Inc., a publicly traded exploration and production company, where he was responsible for the acquisition and financing of the majority of its assets across the United States and Australia. Mr. Porter holds a bachelor of science degree in Petroleum Land Management from Louisiana State University and a MBA from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill.

Abby F. Badwi, 60, has been a member of our Board of Directors since February 2004. Mr. Badwi is an international energy executive with more than 30 years of experience in the exploration, development and production of natural gas and oil fields in North America, South America, Asia and the Middle East. He has been President and CEO of Rally Energy Corp., a natural gas and oil company publicly traded on the Toronto Stock Exchange with operations in Egypt, Pakistan and Canada, since July 2005. Prior to joining Rally Energy, he was the President of Corrundum Energy Ltd, a private natural gas and oil investment and advisory firm from 2003 until 2005. From 2000 until 2003, he was President and CEO of Geodyne Energy Inc., a natural gas and oil venture publicly traded on the Toronto Stock Exchange. Mr. Badwi has been an officer of several Canadian public and private companies, including President and COO of Carmanah Resources Ltd., a Calgary, Alberta-based company with oil holdings in Canada, Indonesia and Venezuela, and Vice President International Exploration of Sceptre Resources Limited, an oil and gas exploration and production company. He is currently a director of Rally Energy Corp., Arpetrol Inc., Sustainable Energy Technologies Ltd., and Fairmount Energy Inc. Mr. Badwi holds a Bachelor of Science degree in petroleum geology from the University of Alexandria, Egypt.

Thomas L. Crow, 75, has been a member of our Board of Directors since April 2002. Mr. Crow was the founder and President of Cobra Golf Inc. (a worldwide leading manufacturer of golf clubs which was listed on

NASDAQ) from 1973 to 1994 and served as Vice President from 1994 to 1996 when Cobra Golf Inc. was acquired to be a subsidiary of Fortune Brand Inc. (a significant NYSE conglomerate). From 1997 to 2002, Mr. Crow remained as Chairman Emeritus of Cobra Golf Inc. Since 2002, Mr. Crow has been an independent businessman.

Richard A. Kapuscinski, 44, has been a member of our Board of Directors since July 2000. Since 1999, he has been Director of Marketing at Turbo Power Systems Inc., responsible for North American business development. Turbo Power Systems is a designer and manufacturer of products for power generation and power conditioning. From 1986 to 1999, he worked as a Sales Marketing Manager with Tyco International (US) Inc. (formerly Keystone Valve). Mr. Kapuscinski is a Certified Mechanical Engineering Technologist and is a member of the Ontario Association of Certified Engineering Technicians and Technologists and the Instrument Society of America. He studied Mechanical Engineering at Lambton College in Sarnia, Ontario, Canada concentrating on the petroleum and petrochemical industry.

John M. Selser Sr., 48, became a member of our Board of Directors effective March 30, 2007. He has been a partner at Maple Leaf Partners, a Baton Rouge, Louisiana based hedge fund since 2003. From 1992 to 2002, Mr. Selser was an energy equity analyst for several sell-side firms. From 1984 to 1991, Mr. Selser was a petroleum engineer for major oil companies in various domestic drilling production and reservoir engineering assignments. Mr. Selser holds a Bachelor of Science in both Civil Engineering and Petroleum Engineering from Louisiana State University, Baton Rogue, Louisiana, and a Masters of Business Administration from Tulane University, New Orleans, Louisiana.

Messrs. Crow, Porter and Selser are citizens of the United States and reside in Wyoming, Florida and Louisiana, respectively, while Messrs. Badwi and Kapuscinski are citizens of Canada and reside in Alberta and Ontario, respectively. There are no family relationships between any of our directors or executive officers.

The affirmative vote by the holders of a majority of common shares present and voting is required to elect nominees to the Board of Directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Proposal 3.	Ratification of the Appointment of BDO Seidman, LLP as the Company’s Independent Registered Public Accountants for the year ending December 31, 2007

On April 12, 2007, the Audit Committee recommended and approved the appointment of BDO Seidman, LLP, as the Company’s independent registered public accountants for the year ending December 31, 2007. The Company is seeking shareholder ratification of such action.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Unless otherwise directed, it is management’s intention to vote the proxies in favor of an ordinary resolution to ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm of the Company.

The affirmative vote by the holders of a majority of common shares present and voting is required to ratify the appointment of BDO Seidman, LLP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE FIRM OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31 2007.

Proposal 4.	To Approve Amendments to our Bylaws To Clarify the Indemnification Rights of the Directors and Officers

On December 13, 2006, the Board of Directors of the Company approved amendments to the Company’s Bylaws. All changes to the Company’s Bylaws that are approved by the Company’s Board of Directors are permissible and are provided for pursuant to the Business Corporations Act (Alberta) but are subject to shareholder approval by an ordinary resolution.

Reasons for Proposed Amendment

The changes were made to clarify the indemnification rights of the directors and officers within Article VIII of the Bylaws, as summarized below:

•	Mandatory advancement of expenses to directors with respect to indemnification for proceedings;

•	Mandatory indemnification to directors, subject to court approval, for actions brought by or in the name of the Company;

•	Indemnification for expenses incurred in respect of threatened litigation; and

•	Entitlement to payment of attorneys fees that directors/officers incur in litigating with the Company their right to receive indemnity payments from the Company whether successful or not.

The foregoing rights/entitlements are subject to the director or officer meeting the following standard of conduct:

(a)	The director or officer acting honestly and in good faith with a view to the best interests of the Company; and

(b)	In the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the director or officer having reasonable grounds for believing that the director’s or officer’s conduct was lawful.

The amended Bylaws as per this proposal are set forth in Appendix B. Shareholders are urged to carefully read Appendix B.

The affirmative vote by the holders of a majority of common shares present and voting is required to approve changes to our Bylaws, provided such common shares present in person or by proxy and entitled to vote also constitute at least 33 1/3% of the number of outstanding common shares eligible to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE COMPANY’S BYLAWS TO CLARIFY THE INDEMNIFICATION RIGHTS OF THE DIRECTORS AND OFFICERS.

Proposal 5.	To Approve by a Special Resolution an Amendment to our Articles to add Preferred Shares to the Authorized Capital of the Company

Reasons for Proposed Amendment

Our Articles currently do not contain any provisions whereby we can issue preferred shares. We are seeking shareholder approval of a special resolution (“Special Resolution”) to amend our Articles to provide us with the ability to issue preferred shares, which will in turn provide us with greater flexibility when raising capital. We have no current plans to issue preferred shares, although we may issue preferred shares in the future.

Descriptions of Preferred Stock

The number of preferred shares which may be issued from time to time will be determined by the Board of Directors and is therefore indeterminate at this time. The rights, privileges, restrictions and conditions attaching to preferred shares, as a class, will be as follows:

•

Issuance in Series. Subject to the filing of Articles of Amendment in accordance with the Business Corporations Act (Alberta) (the “Act”), the Board of Directors may at any time and from time to time issue the Preferred Shares in one or more series, each series to consist of such number of shares as may, before the issuance thereof, be determined by the Board of Directors.

Subject to the filing of Articles of Amendment in accordance with the Act, the Board of Directors may from time to time fix, before issuance, the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred Shares including, without limiting the generality of the foregoing, the amount, if any, specified as being payable preferentially to such series on a Distribution; the extent, if any, of further participation on a Distribution; voting rights, if any; and dividend rights (including whether such dividends be preferential, or cumulative or non-cumulative), if any.

•

Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (such event referred to herein as a “Distribution”), holders of each series of Preferred Shares shall be entitled, in priority to holders of Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares from time to time with respect to payment on a Distribution, to be paid ratably with holders of each other series of Preferred Shares the amount, if any, specified as being payable preferentially to the holders of such series on a Distribution.

•

Dividends. The holders of each series of Preferred Shares shall be entitled, in priority to holders of Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares from time to time with respect to the payment of dividends, to be paid ratably with holders of each other series of Preferred Shares, the amount of accumulated dividends, if any, specified as being payable preferentially to the holders of such series.

A copy of the Special Resolution to be presented to shareholders is attached to this Proxy Statement as Appendix C. A copy of the Share Structure Attached to and Forming Part of the Articles is attached to this Proxy Statement as Appendix D. Shareholders are urged to carefully read Appendix C and Appendix D.

The adoption of the Special Resolution requires 66 2/3% of those present in person or by proxy at the Annual Meeting to vote in favor of the Special Resolution.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE BY A SPECIAL RESOLUTION THE AMENDMENT TO THE ARTICLES TO ADD PREFERRED SHARES TO THE AUTHORIZED CAPITAL OF THE COMPANY.

RIGHT TO DISSENT

Under the Business Corporation Act (Alberta) (the “Act”), Gastar shareholders are entitled to send us a written dissent to the Special Resolution. In addition to any other right the holders of common shares may have, once the proposed amendments to our Articles contemplated by this Special Resolution take effect, any Gastar shareholder who follows the Act procedures for exercising a right to dissent will be entitled to receive payment from Gastar of the fair value of the common shares he holds with respect to which he expressed his dissent. This fair value will be determined upon the close of business on the day preceding the adoption of the Special Resolution.

Summary of the Procedure for Exercising the Right to Dissent

The following is a summary of the procedure established in section 191 of the Act that shareholders must follow if they intend to exercise their right to dissent to the Special Resolution and want to request that we purchase their Gastar common shares in exchange for the fair value thereof, determined as of the close of business on the day before the Special Resolution is adopted.

Pursuant to Section 191 of the Act, a registered Gastar shareholder has a right of dissent with respect to the Special Resolution. To exercise such right, the dissenting Gastar shareholder (“Dissenting Shareholder”) must send Gastar a written objection to the Special Resolution. Such written objection must be received by Gastar c/o Michael A. Gerlich, 1331 Lamar Street, Suite 1080, Houston Texas 77010 on the business day before the Meeting and the Dissenting Shareholder must otherwise comply with Section 191 of the Act. Provided the Special Resolution becomes effective, each Dissenting Shareholder will be entitled to be paid the fair value of their shares in respect of which such Dissenting Shareholder dissents in accordance with Section 191 of the ABCA, as modified by the applicable Interim Order. Pursuant to Section 191 of the Act, a Gastar shareholder may not exercise the right of dissent in respect of only a portion of their Gastar common shares and may not vote any Gastar common shares in favor of the Special Resolution.

The provisions respecting the right of dissent are technical and complex. Failure to strictly comply with any of the requirements set forth in Section 191 of the Act may result in the loss of the right of dissent.

Beneficial owners of Gastar common shares whose shares are registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered Gastar shareholder is entitled to dissent. Accordingly, a beneficial owner of Gastar common shares desiring to exercise dissent rights must make arrangements for the Gastar common shares beneficially owned by such Dissenting Shareholder to be registered in his or her name prior to the time the written objection to the Special Resolution is required to be received by Gastar, or alternatively, make arrangements for the registered holder of his or her Gastar common shares to dissent on his or her behalf.

If the Special Resolution is adopted, an application may be made to the Court of Queen’s Bench of Alberta (the “Court”) by the Company or by a Dissenting Shareholder, where the Dissenting Shareholder has sent the required written objection, to fix the fair value of the Dissenting Shareholder’s securities. If such an application to the Court is made by the Company or a Dissenting Shareholder, the Company must, unless the Court otherwise orders, send to each Dissenting Shareholder a written offer to pay the Dissenting Shareholder an amount considered by the Board to be the fair value of the Gastar common shares. The offer, unless the Court otherwise orders, will be sent to each Dissenting Shareholder at least 10 days before the date on which the application is returnable, if the Company is the applicant, or within 10 days after the Company is served with notice of the application, if a Dissenting Shareholder is the applicant. The offer will be made on the same terms to each Dissenting Shareholder and will be accompanied by a statement showing how the fair value was determined. If such offer is not made or is not accepted, the Court shall fix the fair value of the Gastar common shares. If an application is made by either party, the Dissenting Shareholder will be entitled to be paid the amount fixed by the Court for the Gastar common shares in respect of which the Dissenting Shareholder dissented.

A Dissenting Shareholder may make an agreement with the Company for the purchase of their common shares in the amount of the offer made by the Company (or otherwise) at any time before the Court pronounces an order fixing the fair value of the common shares.

A Dissenting Shareholder is not required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application or appraisal. On the application, the Court will make an order fixing the fair value of the common shares of all Dissenting Shareholders who are parties to the application, giving judgment in that amount against the Company and in favor of each of those Dissenting Shareholders, and fixing the time within which the Company must pay that amount payable to the

Dissenting Shareholders. The Court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder calculated form the date on which the Dissenting Shareholder ceases to have any rights as a Gastar shareholder until the date of payment.

On the Special Resolution becoming effective by issuance of a Certificate of Amendment, or upon the making of an agreement between the Company and the Dissenting Shareholder as to the payment to be made by the Corporation to the Dissenting Shareholder, or upon the pronouncement of a Court order, whichever first occurs, the Gastar shareholder will cease to have any rights as a shareholder other than the right to be paid the fair value of such holder’s common shares, in the amount agreed to between the Company and the shareholder or in the amount of the judgment, as the case may be. Until one of these events occurs, the shareholder may withdraw the shareholder’s dissent, or the Corporation may rescind the Special Resolution if not acted upon, and in either event the dissent and appraisal proceedings in respect of that Gastar shareholder will be discontinued.

The Company shall not make a payment to a Dissenting Shareholder under Section 191 if there are reasonable grounds for believing that the Company is or would be, after the payment, unable to pay its liabilities as they become due, or that the realizable value of the assets of the Company would thereby be less than the aggregate of its liabilities. In such event, the Company shall notify each Dissenting Shareholder that it is unable lawfully to pay Dissenting Shareholders for the common shares, in which case the Dissenting Shareholder may, by written notice to the Corporation within 30 days after receipt of such notice, withdraw such holder’s written objection, in which case the Company shall, subject to the terms of the Special Resolution, be deemed to consent to the withdrawals and such Dissenting Shareholder shall be reinstated with full rights as a shareholder, failing which such Dissenting Shareholder retains a status as a claimant against the Company to be paid as soon as the Company is lawfully entitled to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Company but in priority to its shareholders.

All common shares held by shareholders who exercise their right of dissent will, if the holders are ultimately entitled to be paid the fair value thereof, be deemed to have transferred such common shares to Gastar for cancellation immediately prior to the issuance of a Certificate of Amendment with respect to the Special Resolution and such common shares shall be deemed to no longer be issued and outstanding as of that time, in exchange for such fair value.

The above text is only a summary of the highly technical and complex provisions of the Act respecting Dissenting Shareholders. You will find a complete version of these provisions in Appendix E of this Proxy Statement. Company shareholders who would like to exercise their right to dissent should seek the advice of legal advisors, as failure to comply strictly with the Act provisions could entail the loss of their right to dissent or ability to avail themselves of their rights thereunder.

Any Dissenting Shareholder who fails to abide by all Act requirements for the exercise of the right to dissent risks losing this right under the law. Executing or exercising a proxy does not constitute a written objection for the purposes of the Act.

Our Board of Directors reserves the right, at its discretion, to refrain from submitting the Special Resolution to shareholders or not to submit the Articles of Amendment to the Registrar pursuant to the Act, if the number of Dissenting Shareholders is considered too high, or if, for any other reason, our Board deems it is not in the best interests of Gastar to follow through on the proposed amendment of our Articles set out in the Special Resolution.

Events Subsequent to the Approval

Should the shareholders approve the Special Resolution in the manner described above, we will file the Articles of Amendment necessary to give effect to the proposed amendments promptly following the Meeting, unless our directors repeal the special Resolution prior to filing the Articles of Amendment.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any shareholder who wishes to submit a proposal for inclusion in the proxy materials for the Company’s 2008 Annual Meeting of Shareholders must comply with Rule 14a-8 under the U.S. Securities Exchange Act of 1934. Under Rule 14a-8, such proposal must be submitted to the Secretary of the Company at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than January 1, 2008. However, if the date of the 2008 annual meeting of shareholders is more than 30 days from June 1, 2008, the deadline is a reasonable time prior to the Company’s printing of the proxy materials, which deadline will be communicated to the shareholders in the Company’s public filings.

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com and filed with the U.S. Securities and Exchange Commission at www.sec.gov. Financial information relating to the Company is provided in the Company’s audited consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the financial year ended December 31, 2006. Shareholders may contact the Company to request copies of our financial statements at 1331 Lamar Street, Suite 1080, Houston Texas 77010; Phone: 713-739-1800; Fax: 713-739-0458.

Appendix A

GASTAR EXPLORATION LTD.

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

TERMS OF REFERENCE

Composition

1.	The Audit Committee (“Committee”) will be comprised of no less than three directors of Gastar Exploration Ltd. (the “Company”), all of whom must be independent and qualify as a member under the applicable securities rules. Unless waived, 24 hour notice must be given. Quorum of meetings shall be a majority of members. Meetings may be by telephone or in person.

2.	The length of term to be served by directors on the Committee will be determined by the Board of Directors of the Company, giving consideration to the benefits of periodic rotation of Committee membership.

3.	One of the members will be appointed Chairman of the Committee by the Board of Directors.

4.	A secretary to the Committee will be appointed by the Chairman of the Committee. The Secretary of the Committee may or may not be a member of the Committee.

5.	With the approval of the Board of Directors, the Committee may retain persons having special expertise to assist the Committee in fulfilling its responsibilities.

Responsibilities

1.	The responsibilities which the Committee is required to satisfy itself of, on behalf of the Board of Directors, are to:

(a)	Recommend to the Board of Directors:

(i)	The external auditor to be nominated for the purpose of preparing or issuing an auditors report or performing other audit, review or attest services for the Company; and

(ii)	The compensation of the external auditor.

(b)	Oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditors report or performing other audit, review or attest services for the Company, including the resolution of disagreements between the management and external auditor regarding financial reporting.

(c)	Pre-approve all non-audit services to be provided to the Company or to its subsidiaries by the Company’s external auditor.

(d)	Ensure that the Company’s annual financial statements are fairly presented in accordance with generally accepted accounting principles and to recommend to the Board of Directors whether the annual financial statements should be approved.

(e)	Ensure that the information contained in the following financial publications is not significantly incomplete, misleading or erroneous:

(i)	Annual Report to Shareholders.

(ii)	Management Discussion and Analysis (“MD&A”).

A-1

(iii)	Annual Report on Form 10-K.

(iv)	Quarterly Financial Information.

(v)	Prospectuses.

(f)	Review the Company’s financial statements, MD&A and annual and interim earnings press releases before the Company publicly discloses this information.

(g)	Ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, other than the public disclosure referred to in subsection (e), and periodically assess the adequacy of those procedures.

(h)	ensure that there are established procedures for:

i.	The receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters.

ii.	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(i)	Review and approves the Company’s policies regarding partners, employees and former partners and employees of the present and former external auditor of the issuer.

(j)	Ensure that the Company has implemented appropriate systems of internal control over financial reporting, and appropriate systems of internal control to ensure compliance with legal, regulatory and ethical requirements.

Meetings

1.	The Committee will meet at least four times per year. The meetings will be scheduled to permit timely review of the interim and annual financial statements and for meetings with the external auditors, prior to a submission of observation and recommendations to the Board. Additional meetings may be held as deemed necessary by the Chairman of the Committee or as requested by any member or the external auditors.

Reporting

1.	The minutes of all meetings of the Committee, signed by the Chairman of the Committee and the Secretary to the Committee, are to be provided to the Board of Directors. Oral reports on recent matters not yet minuted are to be provided to the Board of Directors by the Chairman of the Committee.

2.	Supporting schedules and information reviewed by the Committee will be available for examination by any director upon request to the Chairman or Secretary of the Committee.

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Appendix B

BYLAWS

SECTION I	DEFINITIONS AND INTERPRETATION
1.	Definitions	-1-
2.	Interpretation	-2-
3.	Headings	-2-
4.	By-laws Subject to the ABCA	-2-

SECTION II	BUSINESS OF THE CORPORATION
1.	Execution of Documents	-2-
2.	Cheques, Drafts and Notes	-2-
3.	Corporate Seal	-2-
4.	Banking Arrangements	-2-
5.	Voting Rights in Other Bodies Corporate	-2-
6.	Withholding Information from Shareholders	-3-
7.	Divisions	-3-

SECTION III	BORROWING
1.	Borrowing Power	-3-

SECTION IV	DIRECTORS
1.	Management of Business	-3-
2.	Qualification	-3-
3.	Number of Directors	-4-
4.	Increase Number	-4-
5.	Decrease Number	-4-
6.	Election and Term	-4-
7.	Removal of Directors	-4-
8.	Consent	-4-
9.	Ceasing to Hold Office	-4-
10.	Filling Vacancies	-5-
11.	Delegation to a Managing Director or Committee	-5-
12.	Remuneration and Expenses	-5-
13.	Annual Financial Statements	-5-

SECTION V	MEETINGS OF DIRECTORS
1.	Calling Meetings	-6-
2.	Notice	-6-
3.	Notice of Adjourned Meeting	-6-
4.	Meetings Without Notice	-6-
5.	Waiver of Notice	-6-
6.	Quorum	-7-
7.	Regular Meetings	-7-
8.	Chairperson of Meetings	-7-
9.	Decision on Questions	-7-
10.	Meeting by Telephone	-7-
11.	Resolution in Lieu of Meeting	-7-

SECTION VI	OFFICERS AND APPOINTEES OF THE BOARD
1.	Appointment of Officers	-7-
2.	Term of Office	-7-
3.	Duties of Officers	-7-
4.	Remuneration	-7-
5.	Chairperson of the Board	-8-
6.	Managing Director	-8-
7.	President	-8-
8.	Vice-President	-8-
9.	Secretary	-8-
10.	Treasurer	-8-
11.	Agents and Attorneys	-8-

SECTION VII	CONFLICT OF INTEREST
1.	Disclosure of Interest	-8-
2.	Approval and Voting	-8-
3.	Effect of Conflict of Interest	-9-

SECTION VIII	LIABILITY AND INDEMNIFICATION
1.	Limitation of Liability	-9-
2.	Indemnity	-10-

SECTION VIII	LIABILITY AND INDEMNIFICATION
1.	Limitation of Liability	-9-
2.	Indemnity	-10-
3.	Insurance	-11-

SECTION IX	SECURITIES
1.	Shares	-11-
2.	Options and Other Rights to Acquire Securities	-12-
3.	Commissions	-12-
4.	Securities Register	-12-
5.	Transfer Agents and Registrars	-12-
6.	Dealings with Registered Holders	-12-
7.	Transfers of Securities	-12-
8.	Registration of Transfers	-12-
9.	Lien	-13-
10.	Security Certificates	-13-
11.	Entitlement to a Security Certificate	-13-
12.	Securities Held Jointly	-13-
13.	Replacement of Security Certificates	-13-
14.	Fractional Shares	-13-

SECTION X	MEETINGS OF SHAREHOLDERS
1.	Annual Meeting of Shareholders	-13-
2.	Special Meetings of Shareholders	-14-
3.	Special Business	-14-
4.	Place and Time of Meetings	-14-
5.	Notice of Meetings	-14-
6.	Notice of Adjourned Meetings	-14-
7.	Waiver of Notice	-14-
8.	Shareholder List	-14-
9.	Persons Entitled to Vote	-15-
10.	Chairperson of Meetings	-15-
11.	Scrutineer	-15-
12.	Procedure at Meetings	-15-
13.	Persons Entitled to be Present	-15-
14.	Quorum	-16-
15.	Loss of Quorum	-16-
16.	Proxy Holders and Representatives	-16-

17.	Time for Deposit of Proxies	-16-
18.	Revocation of Proxies	-16-
19.	Joint Shareholders	-16-
20.	Decision on Questions	-17-
21.	Voting by Show of Hands	-17-
22.	Voting by Ballot	-17-
23.	Number of Votes	-17-
24.	Meeting by Telephone	-17-
25.	Resolution in Lieu of Meeting	-17-

SECTION XI	NOTICES
1.	Method of Notice	-17-
2.	Notice to Joint Shareholders	-17-
3.	Notice to Successors	-17-
4.	Non-Receipt of Notices	-18-
5.	Failure to Give Notice	-18-
6.	Execution of Notices	-18-

SECTION I

DEFINITIONS AND INTERPRETATION

1.    DEFINITIONS    In the By-laws, unless the context otherwise requires:

(a)    “ABCA” means the Business Corporations Act (Alberta);

(b)    “appoint” includes elect and vice versa;

(c)    “Articles” includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)    “Board” means the board of directors of the Corporation;

(e)    “By-laws” means this by-law and all other by-laws of the Corporation from time to time in force;

(f)    “Corporation” means GASTAR EXPLORATION LTD.;

(g)    “Director” means an individual who is elected or appointed as a director of the Corporation;

(h)    “Indemnified Party” has the meaning set out in section (VIII) for purposes of that section;

(i) “Officer” means an officer of the Corporation appointed by the Board;

(j) “Record Date” means, for the purpose of determining Shareholders entitled to receive notice of a meeting of shareholders:

i)    the date fixed in advance by the Board for that determination which precedes the date on which the meeting is to be held by not more than 50 days and not less than 21 days,

ii)    if no date is fixed by the Board, at the close of business on the last business day which precedes the day on which the notice is sent, or

iii)    if no notice is sent, the day on which the meeting is held;

(k)    “Recorded Address” means:

i)    in the case of a Shareholder, the Shareholder’s latest address as shown in the Corporation’s records or those of its transfer agent,

ii)    in the case of joint Shareholders, the latest address as shown in the Corporation’s records or those of its transfer agent in respect of those joint holders, or the first address appearing if there is more than one address,

iii)    in the case of a Director, the Director’s latest address as shown in the Corporation’s records or in the last notice of directors filed with the Registrar, and

iv)    in the case of an Officer or auditor of the Corporation, that person’s latest address as shown in the Corporation’s records;

(l)    “Registrar” means the Registrar of Corporations or a Deputy Registrar of Corporations appointed under the ABCA;

(m)    “Regulations” means the Regulations, as amended, in force from time to time under the ABCA; and

(n)    “Shareholder” means a shareholder of the Corporation.

2.    INTERPRETATION    In the By-laws, except if defined in this section or the context does not permit:

(a)    words and expressions defined or used in the ABCA have the meaning or use given to them in the ABCA;

(b)    words importing the singular include the plural and vice versa;

(c)    words importing gender include masculine, feminine and neuter genders; and

(d)    words importing persons include bodies corporate.

3.    HEADINGS    The headings used in the By-laws are inserted for convenience of reference only. The headings are not to be considered or taken into account in construing the terms of the By-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the By-laws.

4.    BY-LAWS SUBJECT TO THE ABCA    The By-laws are subject to the ABCA and the Regulations, to any unanimous shareholder agreement and to the Articles, in that order.

SECTION II

BUSINESS OF THE CORPORATION

1.    EXECUTION OF DOCUMENTS    Documents may be executed on behalf of the Corporation in the manner and by the persons the Board may designate by resolution.

2.    CHEQUES, DRAFTS AND NOTES    Cheques, drafts or orders for the payment of money, notes, acceptances and bills of exchange must be signed in the manner and by the persons the Board may designate by resolution.

3.    CORPORATE SEAL    The Board may, by resolution, adopt a corporate seal containing the name of the Corporation as the corporate seal. A document issued by or executed on behalf of the Corporation is not invalid only because the corporate seal is not affixed to that document. A document requiring authentication by the Corporation does not need to be under seal.

4.    BANKING ARRANGEMENTS    The Board may open any bank accounts the Corporation may require at a financial institution designated by resolution of the Board. The Board may adopt, authorize, execute or deposit any document furnished or required by the financial institution and may do any other thing as may be necessarily incidental to the banking and financial arrangements of the Corporation.

5.    VOTING RIGHTS IN OTHER BODIES CORPORATE    The persons designated by the Board to execute documents on behalf of the Corporation may execute and deliver instruments of proxy and arrange for the issue of voting certificates or other evidence of the right to exercise voting rights attached to any securities held by the Corporation in another body corporate. The instruments, certificates or other evidence shall be in favour of the person that is designated by the persons executing the instruments of proxy or arranging for the issue of voting certificates or other evidence of the right to exercise voting rights. In addition, the Board may direct the manner in which and the person by whom any particular voting right or class of voting rights may be exercised.

6.    WITHHOLDING INFORMATION FROM SHAREHOLDERS    No Shareholder is entitled to obtain any information respecting any detail or conduct of the Corporation’s business which, in the opinion of the Board, would not be in the best interests of the Shareholders or the Corporation to communicate to the public.

The Board may determine whether and under what conditions the accounts, records and documents of the Corporation are open to inspection by the Shareholders. No Shareholder has a right to inspect any account, record or document of the Corporation except as conferred by the ABCA or authorized by resolution of the Board or by resolution passed at a meeting of Shareholders.

7.    DIVISIONS    The Board may cause any part of the business and operations of the Corporation to be segregated or consolidated into one or more divisions upon the basis the Board considers appropriate. Any division may be designated by the name the Board determines and may transact business under that name. The name of the Corporation must be set out in legible characters in and on all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of any division of the Corporation.

SECTION III

BORROWING

1.    BORROWING POWER    Without limiting the borrowing power of the Corporation provided by the ABCA, the Board may, without authorization of the Shareholders,

(a)    borrow money on the credit of the Corporation;

(b)    issue, reissue, sell or pledge debt obligations of the Corporation;

(c)    subject to section 42 of the ABCA, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)    mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors may, by resolution, delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

SECTION IV

DIRECTORS

1.    MANAGEMENT OF BUSINESS    The Board shall manage the business and affairs of the Corporation. Every Director must comply with the ABCA, the Regulations, the Articles and the By-laws.

2.    QUALIFICATION    A person is disqualified for election as a Director if that person:

(a)    is less than 18 years of age;

(b)    is a person who is of unsound mind and has been so found by a court in Canada or elsewhere;

(c)    is not an individual; or

(d)    as the status of bankrupt.

A Director is not required to hold shares issued by the Corporation.

3.    NUMBER OF DIRECTORS    The Board is to consist of that number of Directors permitted by the Articles. In the event the Articles permit a minimum and maximum number of Directors, the Board is to consist of the number of Directors the Shareholders determine by special resolution or, if the special resolution empowers the Directors to determine the number, by resolution of the Directors. The number of Directors at any one time may not be less than the minimum or more than the maximum number permitted by the Articles.

4.    INCREASE NUMBER    The Shareholders may amend the Articles to increase the number, or the minimum or maximum number, of Directors. Upon the adoption of an amendment increasing the number or minimum number of Directors, the Shareholders may, at the meeting at which they adopt the amendment, elect the additional number of Directors authorized by the amendment. Upon the issue of a certificate of amendment, the Articles are deemed to be amended as of the date the Shareholders adopted the amendment.

5.    DECREASE NUMBER    The Shareholders may amend the Articles to decrease the number, or the minimum or maximum number, of Directors. No decrease shortens the term of an incumbent Director.

6.    ELECTION AND TERM    Each Director named in the notice of directors filed at the time of incorporation holds office from the issue of the certificate of incorporation until the first meeting of Shareholders. The Shareholders are to elect Directors by ordinary resolution at the first meeting of Shareholders and at each succeeding annual meeting at which an election of Directors is required. The elected Directors are to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election. A Director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of Shareholders following the Director’s election. If Directors are not elected at a meeting of Shareholders, the incumbent Directors continue in office until their respective successors are elected.

7.    REMOVAL OF DIRECTORS    The Shareholders may by ordinary resolution passed at a special meeting of Shareholders remove a Director from office. Any vacancy created by the removal of a Director may be filled at the meeting at which the Director was removed, failing which the vacancy may be filled by a quorum of Directors.

8.    CONSENT    No election or appointment of an individual as a Director is effective unless:

(a)    the individual was present at the meeting when elected or appointed and did not refuse to act as Director; or

(b)    if the individual was not present at the meeting when elected or appointed as a Director, the individual

i)    consented in writing to act as a Director before the individual’s election or appointment or within 10 days after it, or

ii)    has acted as a Director pursuant to the election or appointment.

9.    CEASING TO HOLD OFFICE    A Director ceases to hold office when:

(a)    the Director dies or resigns;

(b)    the Director is removed from office by the Shareholders who elected the Director; or

(c)    the Director ceases to be qualified for election as a Director under subsection (2).

A Director’s resignation is effective at the time a written resignation is sent to the Corporation, or at the time specified in the resignation, whichever is later.

10.    FILLING VACANCIES    A quorum of Directors may fill a vacancy in the Board, except a vacancy resulting from an increase in the number or minimum number of Directors or from a failure to elect the number or minimum number of Directors required by the Articles. If there is not a quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must immediately call a special meeting of Shareholders to fill the vacancy. If the Directors fail to call a meeting, or if there are no Directors then in office, the meeting may be called by any Shareholder.

11.    DELEGATION TO A MANAGING DIRECTOR OR COMMITTEE    The Directors may appoint from their number a Managing Director or a committee of Directors. At least half of the members of a committee of Directors must be resident Canadians. A Managing Director must be a resident Canadian. The Directors may delegate to a Managing Director or a committee of Directors any of the powers of the Directors. However, no Managing Director and no committee of Directors has authority to:

(a)    submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)    fill a vacancy among the Directors or in the office of auditor;

(c)    issue securities, except in the manner and on the terms authorized by the Directors;

(d)    declare dividends;

(e)    purchase, redeem or otherwise acquire shares issued by the Corporation, except in the manner and on the terms authorized by the Directors;

(f)    pay a commission in connection with the sale of shares of the Corporation;

(g)    approve a management proxy circular;

(h)    approve any financial statements; or

(i)    adopt, amend or repeal By-laws.

12.    REMUNERATION AND EXPENSES    The Directors are entitled to receive remuneration for their services in the amount the Board determines. Subject to the Board’s approval, the Directors are also entitled to be reimbursed for traveling and other expenses incurred by them in attending meetings of the Board or any committee of Directors or in the performance of their duties as Directors.

Nothing contained in the By-laws precludes a Director from serving the Corporation in another capacity and receiving remuneration for acting in that other capacity.

The Directors must disclose to the Shareholders the aggregate remuneration paid to the Directors. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

13.    ANNUAL FINANCIAL STATEMENTS    The Board must place before the Shareholders at every annual meeting of Shareholders financial statements which have been approved by the Board as evidenced by the signature of one or more of the Directors, the report of the auditor and any further information respecting the financial position of the Corporation and the results of its operations that is required by the ABCA, the Regulations, the Articles, the By-laws or any unanimous shareholder agreement.

SECTION V

MEETINGS OF DIRECTORS

1.    CALLING MEETINGS    The Chairperson of the Board, the Managing Director or any Director may call a meeting of Directors. A meeting of Directors or of a committee of Directors may be held within or outside of Ontario at the time and place indicated in the notice referred to in subsection (2).

2.    NOTICE    Notice of the time and place of a meeting of Directors or any committee of Directors must be given to each Director or each Director who is a member of a committee not less than 48 hours before the time fixed for that meeting. Notice must be given in the manner prescribed in subsection XI. A notice of a meeting of Directors need not specify the purpose of the business to be transacted at the meeting except when the business to be transacted deals with a proposal to:

(a)    submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)    fill a vacancy among the Directors or in the office of auditor;

(c)    issue securities;

(d)    declare dividends;

(e)    purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)    pay a commission in connection with the sale of shares of the Corporation;

(g)    approve a management proxy circular;

(h)    approve any financial statements; or

(i)    adopt, amend or repeal By-laws.

3.    NOTICE OF ADJOURNED MEETING    Notice of an adjourned meeting of Directors is not required if a quorum is present at the original meeting and if the time and place of the adjourned meeting is announced at the original meeting. If a meeting is adjourned because a quorum is not present, notice of the time and place of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

4.    MEETINGS WITHOUT NOTICE    No notice of a meeting of Directors or of a committee of Directors needs to be given:

(a)    to a newly elected Board following its election at an annual or special meeting of Shareholders; or

(b)    for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board,

if a quorum is present.

5.    WAIVER OF NOTICE    A Director may waive, in any manner, notice of a meeting of Directors or of a committee of Directors. Attendance of a Director at a meeting of Directors or of a committee of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

6.    QUORUM    The Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed, a majority of the Directors or of a committee of Directors constitutes a quorum.

7.    REGULAR MEETINGS    The Board may by resolution establish one or more days in a month for regular meetings of the Board at a time and place to be named in the resolution. No notice is required for a regular meeting.

8.    CHAIRPERSON OF MEETINGS    The chairperson of any meeting of Directors is the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting: Chairperson of the Board, Managing Director, or President. If none of the foregoing Officers are present, the Directors present may choose one of their number to be chairperson of the meeting.

9.    DECISION ON QUESTIONS    Every resolution submitted to a meeting of Directors or of a committee of Directors must be decided by a majority of votes cast at the meeting. In the case of an equality of votes, the chairperson does not have a casting vote.

10.    MEETING BY TELEPHONE    If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

11.    RESOLUTION IN LIEU OF MEETING    A resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors. A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Director and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

SECTION VI

OFFICERS AND APPOINTEES OF THE BOARD

1.    APPOINTMENT OF OFFICERS    The Directors may designate the offices of the Corporation, appoint as officers individuals of full capacity, specify their duties and delegate to them powers to manage the business and affairs of the Corporation, except those powers referred to in section IV which may not be delegated to a Managing Director or to a committee of Directors. Unless required by the By-laws, an Officer does not have to be a Director. The same individual may hold two or more offices of the Corporation.

2.    TERM OF OFFICE    An Officer holds office from the date of the Officer’s appointment until a successor is appointed or until the Officer’s resignation or removal. An officer may resign by giving written notice to the Board. All Officers are subject to removal by the Board, with or without cause.

3.    DUTIES OF OFFICERS    An Officer has all the powers and authority and must perform all the duties usually incident to, or specified in the By-laws or by the Board for, the office held.

4.    REMUNERATION    The Officers are entitled to receive remuneration for their services in the amount the Board determines. The Directors must disclose to the Shareholders the aggregate remuneration paid to the five highest Officers. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

5.    CHAIRPERSON OF THE BOARD    If appointed and present at the meeting, the Chairperson of the Board presides at all meetings of Directors, committees of Directors and, in the absence of the President, at all meetings of Shareholders. The Chairperson of the Board must be a Director.

6.    MANAGING DIRECTOR    If appointed, the Managing Director is responsible for the general supervision of the affairs of the Corporation. During the absence or disability of the Chairperson of the Board, or if no Chairperson of the Board has been appointed, the Managing Director exercises the functions of that office. Subject to section IV, the Board may delegate to the Managing Director any of the powers of the Board.

7.    PRESIDENT    If appointed, the President is the chief executive officer of the Corporation responsible for the management of the business and affairs of the Corporation. During the absence or disability of the Managing Director, or if no Managing Director has been appointed, the President also exercises the functions of that office. The President may not preside as chairperson at any meeting of the Directors or of any committee of Directors unless the President is a Director.

8.    VICE-PRESIDENT    During the absence or disability of the President, or if no President has been appointed, the Vice-President or if there is more than one, the Vice-President designated by the Board, exercises the functions of the office of the President.

9.    SECRETARY    If appointed, the Secretary shall call meetings of the Directors or of a committee of Directors at the request of a Director. The Secretary shall attend all meetings of Directors, of committees of Directors and of Shareholders and prepare and maintain a record of the minutes of the proceedings. The Secretary is the custodian of the corporate seal, the minute book and all records, documents and instruments belonging to the Corporation.

10.    TREASURER    If appointed, the Treasurer is responsible for the preparation and maintenance of proper accounting records, the deposit of money, the safe-keeping of securities and the disbursement of funds of the Corporation. The Treasurer must render to the Board an account of all financial transactions of the Corporation upon request.

11.    AGENTS AND ATTORNEYS    The Board has the power to appoint agents or attorneys for the Corporation in or outside of Canada with any power the Board considers advisable.

SECTION VII

CONFLICT OF INTEREST

1.    DISCLOSURE OF INTEREST    A Director or Officer who:

(a)    is a party to a material contract or proposed material contract with the Corporation; or

(b)    is a director or an officer of or has a material interest in any person who is a party to a material contract or proposed material contract with the Corporation,

must disclose in writing to the Corporation or request to have entered in the minutes of meetings of the Directors the nature and extent of the Director’s or Officer’s interest.

2.    APPROVAL AND VOTING    A Director or Officer must disclose in writing to the Corporation, or request to have entered in the minutes of meetings of Directors, the nature and extent of the Director’s or Officer’s interest in a material contract or proposed material contract if the contract is one that in the ordinary course of the Corporation’s business would not require approval by the Board or the Shareholders. The disclosure must be made immediately after the Director or Officer becomes aware of the contract or proposed contract. A Director who is required to disclose an interest in a material contract or proposed material contract may not vote on any resolution to approve the contract unless the contract is:

(a)    an arrangement by way of security for money lent to or obligations undertaken by the Director, or by a body corporate in which the Director has an interest, for the benefit of the Corporation or an affiliate;

(b)    a contract relating primarily to the Director’s remuneration as a Director or Officer, employee or agent of the Corporation or as a director, officer, employee or agent of an affiliate;

(c)    a contract for indemnity or insurance under the ABCA; or

(d)    a contract with an affiliate.

3.    Effect of Conflict of Interest

If a material contract is made between the Corporation and a Director or Officer, or between the Corporation and another person of which a Director or Officer is a director or officer or in which the Director or Officer has a material interest:

(a)    the contract is neither void nor voidable by reason only of that relationship, or by reason only that a Director with an interest in the contract is present at or is counted to determine the presence of a quorum at a meeting of Directors or committee of Directors that authorized the contract; and

(b)    a Director or Officer or former Director or Officer to whom a profit accrues as a result of the making of the contract is not liable to account to the Corporation for that profit by reason only of holding office as a Director or Officer, if the Director or Officer disclosed the Director’s or Officer’s interest in the contract in the manner prescribed by the ABCA and the contract was approved by the Board or the Shareholders and was reasonable and fair to the Corporation at the time it was approved.

SECTION VIII

LIABILITY AND INDEMNIFICATION

1.    LIMITATION OF LIABILITY    Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No Director or Officer is liable for:

(a)    the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation;

(b)    any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation;

(c)    the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested;

(d)    any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation’s money is, or securities or other property are, deposited;

(e)    any loss occasioned by any error of judgment or oversight; or

(f)    any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it,

unless occasioned by the willful neglect or default of that Director or Officer. Nothing in this By-law relieves any Director or Officer of any liability imposed by the ABCA or otherwise by law.

2.    INDEMNITY    The Corporation shall indemnify a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the “Indemnified Parties”) and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-the-solicitor’s-own-client basis and an amount paid to settle a threatened or actual action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any threatened or actual action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a Director or Officer or a director or officer of that body corporate, if the Indemnified Party met the following standard of conduct (the “Standard of Conduct”):

(a)    the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)    in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party’s conduct was lawful.

The Corporation shall, subject to court approval, indemnify an Indemnified Party in respect of a threatened or actual action by or on behalf of the Corporation to procure a judgment in its favour, to which the Indemnified Person is made a party by reason of being or having been a director or an officer of the Corporation or body corporate, against all costs, charges and expenses reasonably incurred by the Indemnified Person in connection with the action if the Indemnified Party meets the Standard of Conduct set out in subsections (a) and (b) above.

Expenses to be incurred by the Indemnified Party on an as – between – a – solicitor – and – the – solicitor’s – own – client basis in respect to indemnification for proceedings described in this subsection 2 shall be indemnified by the Corporation irrespective whether the Indemnified Party is successful in the litigation if the Indemnified Party meets the Standard of Conduct set out in subsections (a) and (b) above.

The Corporation shall advance funds to Indemnified Parties in order to defray the costs, charges and expenses of a proceeding referred to in subsection (2), but if the Indemnified Party does not meet the Standard of Conduct set out in subsection 2(a) and (b) he or she shall repay the funds advanced.

The Corporation shall indemnify an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the ABCA permits or requires.

Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

Subject to the Act, no revocation of, change in, or adoption of any resolution or provision in the Articles of Incorporation or bylaws of the Corporation inconsistent with this Section 2 of Article VIII shall adversely affect the rights of any current or former Director or Officer with respect to (i) any proceeding commenced or threatened prior to such revocation, change or adoption or (ii) any proceeding arising out of any act or omission occurring prior to such revocation, change or adoption, in either case, without the written consent of such Director or Officer.

If any provision or provisions of this Section 2 of Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 2 of Article VIII (including, without limitation, each portion of any paragraph of this Section 2 of Article VIII containing such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Section 2 of Article VIII (including, without limitation, each such portion of any paragraph of this Section 2 of Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

The rights to indemnification and to the advancement or reimbursement of expenses conferred in this Section 2 of Article VIII shall be contract rights. If a claim for:

(i)    indemnification pursuant to this Section 2 of Article VIII is not paid in full by the Corporation within 60 days after written demand has been received by the Corporation; or

(ii)    advancement or reimbursement of expenses pursuant to this Section 2 of Article VIII is not paid in full by the Corporation within 20 days after written demand has been received by the Corporation, the Indemnified Party may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in party in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnified Party shall be entitled to be paid also the expenses of prosecuting and defending such suit.

In:

(i)    any suit brought by the Indemnified Party to enforce the right to indemnification hereunder (other than a suit brought by the Indemnified Party to enforce a right to an advancement or reimbursement of expenses) it shall be a defense that, and

(ii)    any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication by a final, non-appealable judgment of a court of competent jurisdiction that, the Indemnified Party has not met the relevant Standard of Conduct.

Neither the failure of the Corporation (including its board of directors or independent legal counsel) to have made determination prior to the commencement of such suit that indemnification of the Indemnified Party is proper in the circumstances because the Indemnified Party has met the relevant Standard of Conduct set forth herein, nor an actual determination by the Corporation (including its board of directors or independent legal counsel) that the Indemnified Party has not met such Standard of Conduct, shall create a presumption that the Indemnified Party has not met the relevant Standard of Conduct or, in case of a suit brought by the Indemnified Party, be a defense to such suit. In any suit brought by the Indemnified Party to enforce a right indemnification or to an advancement of reimbursement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnified Party is not entitled to be indemnified, or to such advancement or reimbursement of expenses, under this Section 2 of Article VIII or otherwise by clear and convincing evidence shall be on the Corporation.

3.    INSURANCE    The Corporation may purchase and maintain insurance for the benefit of a person referred to in subsection (2) against the liabilities and in the amounts the ABCA permits and the Board approves.

SECTION IX

SECURITIES

1.    SHARES    Shares of the Corporation may be issued at the times, to the persons and for the consideration the Board determines. No share may be issued until the consideration for the share is fully paid in money or in property or past service that is not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money.

2.    OPTIONS AND OTHER RIGHTS TO ACQUIRE SECURITIES    The Corporation may issue certificates, warrants or other evidences of conversion privileges, options or rights to acquire securities of the Corporation. The conditions attached to the conversion privileges, options and rights must be set out in the certificates, warrants or other evidences or in certificates evidencing the securities to which the conversion privileges, options or rights are attached.

3.    COMMISSIONS    The Board may authorize the Corporation to pay a reasonable commission to any person in consideration of that person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

4.    SECURITIES REGISTER    The Corporation shall maintain at its records office a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)    the names, alphabetically arranged and the latest known address of each person who is or has been a security holder;

(b)    the number of securities held by each security holder; and

(c)    the date and particulars of the issue and transfer of each security.

The Corporation shall keep information relating to a security holder that is entered in the securities register for at least seven years after the security holder ceases to be a security holder.

5. TRANSFER AGENTS AND REGISTRARS    The Corporation may appoint one or more trust corporations as its agent to maintain a central securities register and one or more agents to maintain a branch securities register. An agent may be designated as a transfer agent or a branch transfer agent, and a registrar, according to the agent’s function. An agent’s appointment may be terminated at any time. The Board may provide for the registration or transfer of securities by a transfer agent, branch transfer agent or registrar.

6.    DEALINGS WITH REGISTERED HOLDERS    The Corporation may treat the registered owner of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

7.    TRANSFERS OF SECURITIES    Securities of the Corporation may be transferred in the form of a transfer endorsement on the security certificates issued in respect of the securities of the Corporation, or in any form of transfer endorsement which may be approved by resolution of the Board.

8.    REGISTRATION OF TRANSFERS    If a security in registered form is presented for registration of transfer, the Corporation must register the transfer if:

(a)    the security is endorsed by the person specified by the security or by special endorsement to be entitled to the security or by the person’s successor, fiduciary, survivor, attorney or authorized agent, as the case may be;

(b)    reasonable assurance is given that the endorsement is genuine and effective;

(c)    the Corporation has no duty to inquire into adverse claims, or has discharged its duty to do so;

(d)    any applicable law relating to the collection of taxes has been complied with;

(e)    the transfer is rightful or is to a bona fide purchaser; and

(f)    the fee prescribed by the Board for a security certificate issued in respect of a transfer has been paid.

9.    LIEN    If the Articles provide that the Corporation has a lien on a share registered in the name of a Shareholder or the Shareholder’s legal representative for a debt of the Shareholder to the Corporation, and the Shareholder is indebted to the Corporation, the Corporation may refuse to register any transfer of the holder’s shares pending enforcement of the lien.

10.    SECURITY CERTIFICATES    Security certificates and acknowledgments of a security holder’s right to obtain a security certificate must be in a form the Board approves by resolution. A security certificate must be signed by at least one Director or Officer. Unless the Board otherwise determines, security certificates representing securities in respect of which a transfer agent or registrar has been appointed are not valid unless countersigned by or on behalf of the transfer agent or registrar. Any signature may be printed or otherwise mechanically reproduced on a security certificate. If a security certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the security certificate, notwithstanding that the person has ceased to be a Director or Officer, and the security certificate is as valid as if the person were a Director or Officer at the date of issue.

11.    ENTITLEMENT TO A SECURITY CERTIFICATE    A security holder is entitled at the holder’s option to a security certificate or to a non-transferable written acknowledgment of the holder’s right to obtain a security certificate from the Corporation in respect of the securities of the Corporation held by that holder.

12.    SECURITIES HELD JOINTLY    The Corporation is not required to issue more than one security certificate in respect of securities held jointly by several persons. Delivery of a certificate to one of the joint holders is sufficient delivery to all of them. Any one of the joint holders may give effectual receipts for the certificate issued in respect of the securities or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of the security.

13.    REPLACEMENT OF SECURITY CERTIFICATES    The Board or an Officer or agent designated by the Board may in its or the Officer’s or agent’s discretion direct the issue of a new security certificate in place of a certificate that has been lost, destroyed or wrongfully taken. A new security certificate may be issued only on payment of a reasonable fee and on any terms as to indemnity, reimbursement of expenses and evidence of loss of title as the Board may prescribe.

14.    FRACTIONAL SHARES    The Corporation may issue a certificate for a fractional share or may issue in its place scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share. The Directors may attach conditions to any scrip certificates issued by the Corporation, including conditions that:

(a)    the scrip certificates become void if they are not exchanged for a share certificate representing a full share before a specified date; and

(b)    any shares for which those scrip certificates are exchangeable may, notwithstanding any pre-emptive right, be issued by the Corporation to any person and the proceeds of those shares distributed rateably to the holders of the scrip certificates.

SECTION X

MEETINGS OF SHAREHOLDERS

1.    ANNUAL MEETING OF SHAREHOLDERS    The Board must call an annual meeting of Shareholders to be held not later than 18 months after the date of incorporation and subsequently, not later than 15 months after holding the last preceding annual meeting. An annual meeting is to be held for the purposes of considering the financial statements and auditor’s report, fixing the number of Directors for the following year, electing Directors, appointing an auditor and transacting any other business that may properly be brought before the meeting.

2.    SPECIAL MEETINGS OF SHAREHOLDERS    The Board may at any time call a special meeting of Shareholders.

3.    SPECIAL BUSINESS    All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except consideration of the financial statements and auditor’s report, fixing the number of Directors for the following year, election of Directors and reappointment of the incumbent auditor, is deemed to be special business.

4.    PLACE AND TIME OF MEETINGS    Meetings of Shareholders may be held at the place within Ontario and at the time the Board determines. A meeting of Shareholders may be held outside Ontario if all the Shareholders entitled to vote at that meeting agree to holding the meeting outside Ontario. A Shareholder who attends a meeting of Shareholders held outside Ontario is deemed to have agreed to holding the meeting outside Ontario, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

5.    NOTICE OF MEETINGS    NOTICE OF THE TIME AND PLACE OF A MEETING OF SHAREHOLDERS MUST BE SENT NOT LESS than 21 days and not more than 50 days before the meeting to:

(a)    each Shareholder entitled to vote at the meeting;

(b)    each Director; and

(c)    the auditor of the Corporation.

Notice of a meeting of Shareholders called for the purpose of transacting any business other than consideration of the financial statements and auditor’s report, fixing the number of Directors for the following year, election of Directors and reappointment of the incumbent auditor must state the nature of the business to be transacted in sufficient detail to permit a Shareholder to form a reasoned judgment on that business and must state the text of any special resolution to be submitted to the meeting.

6.    NOTICE OF ADJOURNED MEETINGS    With the consent of the Shareholders present at a meeting of Shareholders, the chairperson may adjourn that meeting to another fixed time and place. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

7.    WAIVER OF NOTICE    A Shareholder and any other person entitled to attend a meeting of Shareholders may waive in any manner notice of a meeting of Shareholders. Attendance of a Shareholder or other person at a meeting of Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

8.    SHAREHOLDER LIST    If the Corporation has more than 15 Shareholders entitled to vote at a meeting of Shareholders, the Corporation must prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each Shareholder,

(a)    if a Record Date is fixed, not later than 10 days after that date; or

(b)    if no Record Date is fixed,

i)    at the close of business on the last business day preceding the day on which the notice is given, or

ii)    if no notice is given, on the day on which the meeting is held.

A Shareholder may examine the list of Shareholders:

(c)    during usual business hours at the Corporation’s records office or at the place where its central securities register is maintained; and

(d)    at the meeting of Shareholders for which the list was prepared.

9.    PERSONS ENTITLED TO VOTE    A person named in a list of Shareholders is entitled to vote the shares shown opposite the person’s name at the meeting to which the list relates, except to the extent that:

(a)    if:

i)    a Record Date is fixed, the person transfers ownership of any of the person’s shares after the Record Date, or

ii)    if no Record Date is fixed, the person transfers ownership of any of the person’s shares after the date on which the list of Shareholders is prepared; and

(b)    provided that the transferee of those shares

i)    produces properly endorsed share certificates, or

ii)    otherwise establishes ownership of the shares,

and demands, not later than 10 days before the meeting, that the transferee’s name be included in the list before the meeting, then the transferee is entitled to vote the shares.

10.    CHAIRPERSON OF MEETINGS    The chairperson of any meeting of Shareholders is the first mentioned of the following Officers (if appointed) who is present at the meeting: President, Chairperson of the Board or Managing Director. If none of the foregoing Officers are present, the Shareholders present and entitled to vote at the meeting may choose a chairperson from among those individuals present.

11.    SCRUTINEER    If desired, one or more scrutineers, who need not be Shareholders, may be appointed by resolution or by the chairperson of the meeting with the consent of the meeting.

12.    PROCEDURE AT MEETINGS    The chairperson of any meeting of Shareholders shall conduct the proceedings at the meeting in all respects. The chairperson’s decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy or other evidence of authority to vote, is conclusive and binding upon the Shareholders.

13.    PERSONS ENTITLED TO BE PRESENT    The only persons entitled to be present at a meeting of Shareholders are:

(a)    the Shareholders entitled to vote at the meeting;

(b)    the Directors;

(c)    the auditor of the Corporation; and

(d)    any others who, although not entitled to vote, are entitled or required under any provision of the ABCA, any unanimous shareholder agreement, the Articles or the By-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

14.    QUORUM    A quorum of Shareholders is present at a meeting of Shareholders if a holder or holders of not less than 5% of the shares entitled to vote at a meeting of shareholders are present in person or by proxy. If any share entitled to be voted at a meeting of Shareholders is held by two or more persons jointly, the persons or those of them who attend the meeting of Shareholders constitute only one Shareholder for the purpose of determining whether a quorum of Shareholders is present.

15.    LOSS OF QUORUM    If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting, even if a quorum is not present throughout the meeting. If a quorum is not present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

16.    PROXY HOLDERS AND REPRESENTATIVES    A Shareholder entitled to vote at a meeting of Shareholders may by means of a proxy appoint a proxy holder and one or more alternate proxy holders, who are not required to be Shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy. A proxy must be executed by the Shareholder or by the Shareholder’s attorney authorized in writing and be in the form prescribed by the Regulations. A proxy is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

A Shareholder that is a body corporate or association may, by resolution of its directors or governing body, authorize an individual to represent it in person at a meeting of Shareholders. That individual’s authority may be established by depositing with the Corporation prior to the commencement of the meeting a certified copy of the resolution passed by the Shareholder’s directors or governing body or other evidence of the individual’s authority to vote. A resolution or other evidence of authority to vote is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

17.    TIME FOR DEPOSIT OF PROXIES    The Board may specify in a notice calling a meeting of Shareholders a time not exceeding 48 hours, excluding Saturdays and holidays, preceding the meeting or an adjournment of the meeting before which proxies to be used at the meeting must be deposited with the Corporation or its agent. If no time for the deposit of proxies has been specified in a notice calling a meeting of Shareholders, a proxy to be used at the meeting must be deposited with the Secretary of the Corporation or the chairperson of the meeting prior to the commencement of the meeting.

18.    REVOCATION OF PROXIES    A Shareholder may revoke a proxy:

(a)    by depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing:

i)    at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or an adjournment of that meeting, at which the proxy is to be used, or

ii)    with the chairperson of the meeting on the day of the meeting or an adjournment of the meeting; or

(b)    in any other manner permitted by law.

19.    JOINT SHAREHOLDERS    If two or more persons hold shares jointly, one of those holders present at a meeting of Shareholders may, in the absence of the others, vote the shares. If two or more of those persons are present in person or by proxy, they must vote as one on the shares jointly held by them.

20.    DECISION ON QUESTIONS    At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the ABCA or the Articles. In the case of an equality of votes, the chairperson of the meeting does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the chairperson may be entitled as a Shareholder or proxy holder.

21.    VOTING BY SHOW OF HANDS    Subject to subsection (22), voting at a meeting of Shareholders shall be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities. When a vote by show of hands has been taken upon a question, a declaration by the chairperson of the meeting that the vote has been carried, carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting is conclusive evidence of the fact without proof of the number of votes recorded in favour of or against any resolution or other proceeding in respect of the question.

22.    VOTING BY BALLOT    If a ballot is required by the chairperson of the meeting or is demanded by a Shareholder or proxy holder entitled to vote at the meeting, either before or on the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect.

23.    NUMBER OF VOTES    At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote for each share held.

24.    MEETING BY TELEPHONE    Any person described in subsection (13) may participate in a meeting of Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

25.    RESOLUTION IN LIEU OF MEETING    A resolution in writing signed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of Shareholders. A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Shareholder and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

SECTION XI

NOTICES

1.    METHOD OF NOTICE    A notice or document required to be sent to a Shareholder, Director, Officer or auditor of the Corporation may be given by personal delivery, prepaid transmitted or recorded communication or prepaid mail addressed to the recipient at the recipient’s Recorded Address. A notice or document sent by personal delivery is deemed to be given when it is actually delivered. A notice or document sent by means of prepaid transmitted or recorded communication is deemed to be given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. A notice or document sent by mail is deemed to be given when deposited at a post office or in a public letter box.

2.    NOTICE TO JOINT SHAREHOLDERS    If two or more persons are registered as joint holders of any share, a notice or document may be sent or delivered to all of them, but notice given to any one joint Shareholder is sufficient notice to the others.

3.    NOTICE TO SUCCESSORS    Every person who, by operation of law, transfer, death of a Shareholder or any other means becomes entitled to any share, is bound by every notice in respect of the share which is sent or delivered to the Shareholder prior to the person’s name and address being entered in the Corporation’s securities register and prior to the person furnishing proof of authority or evidence of entitlement as prescribed by the ABCA. This subsection applies whether the notice was given before or after the event which resulted in the person becoming entitled to the share.

4.    NON-RECEIPT OF NOTICES    If a notice or document is sent to a Shareholder, Director, Officer or auditor of the Corporation in accordance with subsection (1) and the notice or document is returned on three consecutive occasions, the Corporation is not required to give any further notice or documents to the person until that person informs the Corporation in writing of the person’s new address.

5.    FAILURE TO GIVE NOTICE    The accidental failure to give a notice to a Shareholder, Director, Officer or auditor of the Corporation, the non-receipt of a notice by the intended recipient or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

6.    EXECUTION OF NOTICES    Unless otherwise provided, the signature of any person designated by resolution of the Board to sign a notice or document on behalf of the Corporation may be written, stamped, typewritten or printed.

MADE by the Directors as evidenced by the signature of the following Director effective              the day of November, 2006.

Director -

CONFIRMED by the Shareholders as evidenced by the signature of the following Shareholder effective the              of                     , 200  .

Shareholder—

Appendix C

AMENDMENT OF THE ARTICLES RESOLUTION

RESOLVED, AS A SPECIAL RESOLUTION THAT:

1.	Pursuant to Section 173(1)(d) of the Business Corporations Act (Alberta), the articles of the Corporation are amended to create an unlimited number of Preferred Shares as set forth in the Articles of Amendment, attached hereto, which Articles of Amendment are hereby approved.

2.	The shareholders of the Corporation hereby expressly authorize the directors of the Corporation to exercise their discretion as circumstances may require to revoke this resolution before it is acted upon without requiring the further approval of the shareholders of the Corporation in that regard.

3.	Any director or officer of the Corporation is hereby authorized and directed to prepare and file the aforementioned amendment to the articles of the Corporation with Alberta Registries, and to update the corporate records accordingly.

C-1

Appendix D

SHARE STRUCTURE ATTACHED TO AND FORMING PART OF THE ARTICLES OF INCORPORATION OF GASTAR EXPLORATION LTD.

The Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Preferred Shares, issuable in series.

I.	COMMON SHARES

The rights, privileges, restrictions and conditions attaching to the Common Shares shall be as follows:

1.	Voting

1.1.	Holders of Common Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation, except meetings of holders of another class of shares. Each Common Share shall entitle the holder thereof to one vote.

2.	Dividends

2.1.	Subject to the preferences accorded to holders of Preferred Shares and any other shares of the Corporation ranking senior to the Common Shares from time to time with respect to the payment of dividends, holders of Common Shares shall be entitled to receive, if, as and when declared by the Board of Directors, such dividends as may be declared thereon by the Board of Directors from time to time.

3.	Liquidation, Dissolution or Winding-Up

3.1.	In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (such event referred to herein as a “Distribution”), holders of Common Shares shall be entitled, subject to the preferences accorded to holders of Preferred Shares and any other shares of the Corporation ranking senior to the Common Shares from time to time with respect to payment on a Distribution, to share equally, share for share, in the remaining property of the Corporation.

II.	PREFERRED SHARES

The rights, privileges, restrictions and conditions attaching to the Preferred Shares, as a class, shall be as follows:

1.	Issuance in Series

1.1.	Subject to the filing of Articles of Amendment in accordance with the Business Corporations Act (Alberta) (the “Act”), the Board of Directors may at any time and from time to time issue the Preferred Shares in one or more series, each series to consist of such number of shares as may, before the issuance thereof, be determined by the Board of Directors.

1.2.

Subject to the filing of Articles of Amendment in accordance with the Act, the Board of Directors may from time to time fix, before issuance, the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred Shares including, without limiting the generality of the foregoing,

D-1

the amount, if any, specified as being payable preferentially to such series on a Distribution; the extent, if any, of further participation on a Distribution; voting rights, if any; and dividend rights (including whether such dividends be preferential, or cumulative or non-cumulative), if any.

2.	Liquidation

2.1.	In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (such event referred to herein as a “Distribution”), holders of each series of Preferred Shares shall be entitled, in priority to holders of Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares from time to time with respect to payment on a Distribution, to be paid rateably with holders of each other series of Preferred Shares the amount, if any, specified as being payable preferentially to the holders of such series on a Distribution.

3.	Dividends

3.1.	The holders of each series of Preferred Shares shall be entitled, in priority to holders of Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares from time to time with respect to the payment of dividends, to be paid rateably with holders of each other series of Preferred Shares, the amount of accumulated dividends, if any, specified as being payable preferentially to the holders of such series.

D-2

APPENDIX E

SECTION 191 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

(1)	Subject to Sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)	amend its Articles under Section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

(b)	amend its Articles under Section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,
(b.1)	amend its articles under Section 173 to add or remove an express statement establishing the unlimited liability of shareholders as set out in Section 15.2(1),

(c)	amalgamate with another corporation, otherwise than under Sections 184 or 187,

(d)	be continued under the laws of another jurisdiction under Section 189, or

(e)	sell, lease or exchange all or substantially all its property under Section 190.

(2)	A holder of shares of any class or series of shares entitled to vote under Section 176, other than Section 176(1)(a), may dissent if the corporation resolves to amend its Articles in a manner described in that Section.

(3)	In addition to any other right the shareholder may have, but subject to Subsection (20), a shareholder entitled to dissent under this Section and who complies with this Section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

(4)	A dissenting shareholder may only claim under this Section with respect to all the shares of a class held by the shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)	A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in Subsection (1) or (2);

(a)	at or before any meeting of shareholders at which the resolution is to be voted on, or

(b)	if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of his right to dissent.

(6)	An application may be made to the Court by originating notice after the adoption of a resolution referred to in Subsection (1) or (2),

(a)	by the corporation, or

(b)	by a shareholder if the shareholder has sent an objection to the corporation under Subsection (5)

to fix the fair value in accordance with Subsection (3) of the shares of a shareholder who dissents under this Section, or to fix the time at which a shareholder of an unlimited liability corporation who dissents under this Section ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(7)	If an application is made under Subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

(8)	Unless the Court otherwise orders, an offer referred to in Subsection (7) shall be sent to each dissenting shareholder

(a)	at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)	within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)	Every offer made under Subsection (7) shall

(a)	be made on the same terms, and

(b)	contain or be accompanied by a statement showing how the fair value was determined.

(10)	A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder’s shares by the corporation, in the amount of the corporation’s offer under subsection (7) or otherwise, at any time before the court pronounces an order fixing the fair value of the shares.

(11)	A dissenting shareholder

(a)	is not required to give security for costs in respect of an application under Subsection (6), and

(b)	except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12)	In connection with an application under Subsection (6), the Court may give directions for

(a)	joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)	the trial of issues and interlocutory matters, including pleadings and examinations for discovery,

(c)	the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)	the deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)	the appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)	the service of documents, and

(g)	the burden of proof on the parties.

(13)	On an application under Subsection (6), the Court shall make an order

(a)	fixing the fair value of the shares in accordance with Subsection (3) of all dissenting shareholders who are parties to the application,

(b)	giving judgment in that amount against the corporation and in favor of each of those dissenting shareholders, and

(c)	fixing the time within which the corporation must pay that amount to a shareholder.

(d)	fixing the time at which a dissenting shareholder of an unlimited liability corporation ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(14)	On:

(a)	the action approved by the resolution from which the shareholder dissents becoming effective,

(b)	the making of an agreement under Subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder’s shares, whether by the acceptance of the corporation’s offer under Subsection (7) or otherwise, or

(c)	the pronouncement of an order under Subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder’s shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)	Subsection (14)(a) does not apply to a shareholder referred to in Subsection (5)(b).

(16)	Until one of the events mentioned in Subsection (14) occurs,

(a)	the shareholder my withdraw the shareholder’ dissent, or

(b)	the corporation may rescind the resolution,

and in either event proceedings under this Section shall be discontinued.

(17)	The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceased to have any rights as a shareholder by reason of Subsection (14) until the date of payment.

(18)	If Subsection (20) applies, the corporation shall, within 10 days after

(a)	the pronouncement of an order under Subsection (13), or

(b)	the making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder’s shares,

notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)	Notwithstanding that a judgment has been given in favor of a dissenting shareholder under Subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under Subsection (18), may withdraw the shareholder’s notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder’s full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)	A corporation shall not make a payment to a dissenting shareholder under this Section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as the become due, or

(b)	the realizable value of the corporation’s assets would by reason of the payment be less than the aggregate of its liabilities.

GASTAR EXPLORATION LTD.

INSTRUMENT OF PROXY

For the Annual General and Special Meeting of the Shareholders

Thursday, June 1, 2007

THIS INSTRUMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. IF THIS INSTRUMENT OF PROXY IS RECEIVED, THE SHARES IT REPRESENTS WILL BE VOTED AS THE SHAREHOLDER INDICATES BELOW. IF THIS INSTRUMENT OF PROXY IS RECEIVED BUT NO DIRECTION IS GIVEN BELOW, THE SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS SPECIFIED BELOW.

The undersigned shareholder of Gastar Exploration Ltd. (the “Company”), hereby appoints J. Russell Porter, President and Chief Executive Officer of the Company, or failing him, Michael A. Gerlich, Chief Financial Officer of the Company, or instead of any of the foregoing                                         , as proxyholder of the undersigned at the Annual General and Special Meeting of the Shareholders (the “Meeting”), to be held on Friday, June 1, 2007, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder’s direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

Proposal 1:                 To fix the number of members of the Board of Directors at five (5).

For  ☐                                                  Withhold  ☐

The Board of Directors recommends a vote “FOR” Proposal 1.

Proposal 2:                 Election of five (5) members to the Board of Directors.

Nominees:	For	Withhold
1) J. Russell Porter	☐	☐
2) Abby F. Badwi	☐	☐
3) Thomas L. Crow	☐	☐
4) Richard A. Kapuscinski	☐	☐
5) John M. Selser Sr.	☐	☐

The Board of Directors recommends a vote “FOR” the nominees listed in Proposal 2.

Proposal 3:                 Ratification of the appointment of BDO Seidman, LLP, as the independent registered public accountants of the Company for the year ending December 31, 2007.

For  ☐                                                  Withhold  ☐

The Board of Directors recommends a vote “FOR” Proposal 3.

Proposal 4:                 Approve, by an ordinary resolution, amendments to the Company’s Bylaws to clarify the indemnification rights of the Directors and Officers.

For  ☐                                                  Against  ☐

The Board of Directors recommends a vote “FOR” Proposal 4.

(Please turn page for Proposal 5 and signatures)

Proposal 5:                 Approve, by a special resolution, an amendment to the Articles to add preferred shares to the authorized capital of the Company.

For  ☐                                                  Against  ☐

The Board of Directors recommends a vote “FOR” Proposal 5.

At the discretion of the said proxyholder, the proxyholder is directed to vote upon any amendment or variation of the above matters or any other matters that may be properly brought before the meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder’s sole judgment, may determine.

Each shareholder has the right to appoint a proxyholder other than those designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of the Board of Directors should be crossed out and the name of the shareholder’s appointment should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder’s shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder’s attorney on behalf of the shareholder if such shareholder’s attorney is authorized in writing, to do so. If executed by the shareholder’s attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this              day of             , 2007.

(Signature of Shareholder)

(Name of Shareholder)

NOTES:

1.      This Instrument of Proxy will not be valid and will not be acted upon or voted unless it is completed as outlined herein and delivered to the Company care of the offices of CIBC Mellon Trust Company, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 (facsimile (416) 643-5570) at least twenty-four (24) hours excluding Saturdays and holidays, before the time set for the meeting or any adjournment thereof.

2. If the shareholder is an individual, this Instrument of Proxy must be executed by the shareholder or his attorney with written shareholder approval.

3. If the shareholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the corporation.

4. Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.

GASTAR EXPLORATION LTD.

(the “Corporation”)

2007 NI 51-102 REQUEST FORM

TO REGISTERED HOLDERS AND BENEFICIAL OWNERS OF SECURITIES

National Instrument 51-102 requires that the Corporation send annually to the registered holders and beneficial owners of its securities a request form to allow the security holders to elect to receive a copy of the Corporation’s financial statements. If you wish to receive the Corporation’s financial statements or other selective security holder communications, please complete and return this form.

Please note that this request form will be mailed each year and both registered and beneficial security holders must return this form each year to remain on the Corporation’s distribution list.

TO:	Gastar Exploration Ltd.

1331 Lamar Street, Suite 1080

Houston, Texas 77010

Attention: Investor Relations

The undersigned security holder of the Corporation hereby elects to receive:

☐    (A)    Annual financial statements and MD&A of the Corporation, or

☐    (B)    Interim financial statements and MD&A of the Corporation, or

☐    (C)    Both (A) and (B) as described above.

NAME: (Please print)

ADDRESS:

SIGNATURE:		DATE:
I certify that I am a security holder of the Corporation

The financial statements and all public filings are available on the internet at www.sedar.com with information also available at www.gastar.com. By using the internet, shareholders can have faster access to information, reduce Gastar Exploration Ltd. costs and help preserve our environment.